TABLE OF CONTENTS

Letter from the Investment Adviser ........................................................................................    1
   Wasatch Equity Funds ...................................................................................................    1
   Wasatch Fixed Income Fund ..............................................................................................    2
Mid-Cap Fund Portfolio Summary ............................................................................................    4
   Review of the Year .....................................................................................................    4
   Outlook ................................................................................................................    5
   Average Annual Total Returns & Growth of a $10,000 Investment ..........................................................    5
   Ten Largest Holdings, Asset Allocation & Sector Breakdown ..............................................................    6
Micro-Cap Fund Portfolio Summary ..........................................................................................    7
   Review of the Year .....................................................................................................    7
   Closing the Fund .......................................................................................................    8
   Outlook ................................................................................................................    8
   Average Annual Total Returns & Growth of a $10,000 Investment ..........................................................    8
   Ten Largest Holdings, Asset Allocation & Sector Breakdown ..............................................................    9
Aggressive Equity Fund Portfolio Summary ..................................................................................   10
   Review of the Year .....................................................................................................   10
   Outlook ................................................................................................................   11
   Average Annual Total Returns & Growth of a $10,000 Investment ..........................................................   11
   Ten Largest Holdings, Asset Allocation & Sector Breakdown ..............................................................   12
Growth Fund Portfolio Summary .............................................................................................   13
   Review of the Year .....................................................................................................   13
   Outlook ................................................................................................................   14
   Average Annual Total Returns & Growth of a $10,000 Investment ..........................................................   14
   Ten Largest Holdings, Asset Allocation & Sector Breakdown ..............................................................   15
Wasatch-Hoisington U.S. Treasury Fund Portfolio Summary ...................................................................   16
   Review of the Year .....................................................................................................   16
   Outlook ................................................................................................................   16
   Average Annual Total Returns & Growth of a $10,000 Investment ..........................................................   17
   Holdings/Maturity Date & Asset Allocation ..............................................................................   18
Schedule of Investments ...................................................................................................   20
Statements of Assets and Liabilities ......................................................................................   34
Statements of Operations ..................................................................................................   36
Statements of Changes in Net Assets .......................................................................................   38
Financial Highlights ......................................................................................................   42
Notes to Financial Statements .............................................................................................   47
Report of Independent Public Accountants ..................................................................................   52
Guide to Understanding Financial Statements ...............................................................................   53

                        [WASATCH FUNDS, INC. LETTERHEAD]


                       LETTER FROM THE INVESTMENT ADVISOR
                               September 30, 1997





DEAR SHAREHOLDERS:

    Once again the market reached new highs, aided in part by a smooth-running economy. Over the last 12 months, ending September 30, 1997, the Dow Jones Industrial Average rose more than 2,000 points to climb above the 8,000 mark for the first time. The S&P 500 Index, Nasdaq Composite and Russell 2000 also posted record gains.
   The past 12 months have been particularly unusual for small company investors. Until May of this year small company stock prices languished as the remarkable earnings growth being generated by some large companies took center stage. Many investors gravitated toward large company stocks because they saw the opportunity to get "quality" (the strength and stability of a large company) and earnings growth which was rivaling that of small companies.
   Much of the perceived opportunity vanished in recent months as stock prices of some of the largest blue-chip companies soared and industry commentators began to question large companies' ability to increase profits at a rate that would justify their current lofty stock prices.
   In the second half of the year, uneasy investors began to shift assets into small company stocks. They recognized that small companies, as a group, had greater potential to increase profits and their stock prices were at the most attractive levels in years.
   For the last two quarters small company earnings growth has outpaced that of large companies and small company stock prices have rallied.

WASATCH EQUITY FUNDS

   Renewed investor interest in small company stocks has been good news for the Wasatch equity funds. As growth investors, we believe earnings growth drives stock prices. In the short-term investors may be influenced by other factors, but over the long-term, we think companies that are increasing profits are the ones investors are most likely to consider desirable. This certainly proved to be the case in the second half of the year.
   To Wasatch the value of investing in small- and mid-size companies is their ability to increase earnings faster and longer than large companies.

                                                            Annual Report 1 --

   As always, throughout the fiscal year we followed a disciplined approach for investing in the small- and mid-size companies we like to call "America's Best Growth Companies." These are companies we believe may possess an identifiable, sustainable competitive advantage, are underfollowed, undervalued, well-managed, and have sufficient "headroom" in their markets to double in size within five years.
   In addition, we had great success purchasing stocks at reasonable prices. To Wasatch, reasonable means that a company's price-to-earnings (P/E) ratio, which is the price of a stock divided by its trailing earnings per share, should be equal to or less than our projection of its five year earnings growth rate.
   Early in the year we took advantage of attractive stock prices to invest in exciting new companies and increase positions in our favorite holdings. In the second half of the year Wasatch's equity funds came through with solid returns as companies we invested in exceeded our earnings growth expectations. Rebounding small company stock prices also contributed significantly to the equity funds' returns.

OUTLOOK

   The Wasatch research team analyzes the earnings growth prospects of individual companies. While market and economic conditions may affect stock prices in the short-term, it has been our experience that if companies produce the earnings growth we seek, over the long-term the stock price will reflect the the company's growth.
   Going into the new fiscal year, the Wasatch equity funds appear well-positioned with companies that have outstanding earnings growth potential and are suitable for each Fund's individual investment objectives. Although the stock prices of many companies held by the Funds have appreciated considerably, we believe there is still plenty of potential for price appreciation.
   Investing in the stock market will always be a bumpy ride, especially for those who invest in growing small- and mid-size companies. Wasatch has many years of experience investing in this segment of the market. Although the market may favor other segments at times, investments in small companies have historically provided investors with higher returns.
   We believe that if we do our homework and make discerning investments in high-quality, small- and mid-size companies at reasonable prices the Wasatch equity funds can potentially make valuable contributions to our shareholders' investment portfolios over the long-term.

WASATCH FIXED INCOME FUND

   In contrast to the Wasatch equity funds, the Wasatch-Hoisington U.S. Treasury Fund (U.S. Treasury) bases its investments on in-depth analysis of national and international economic and interest rate trends, changes in inflationary pressures and the value of long Treasury bonds relative to inflation.
   Declining inflation was the major factor in the drop in bond yields over the last 12 months. The bond market fluctuated throughout the year as concerns about inflation surfaced from time-to-time and tight labor markets worried some investors.
   The Fund's investment strategy is to manage the maturity structure of the portfolio in an attempt to get higher returns for shareholders. When inflation is low and the economy is stable like it was in fiscal 1997, the Fund will typically invest in U.S. Treasury Securities with a maximum maturity of 30 years. Investments in long Treasuries are more sensitive to changes in market interest


-- 2 Annual Report
rates which accounts for the Fund's volatility this year.

OUTLOOK

   We do not expect news about the economy to be worrisome or surprising this year. While the bond market may be affected in the short-term by concerns over tight labor markets, the long-term outlook for bond yields is favorable. We believe the U.S. Treasury Fund's investments in long Treasuries position it to do well in the current economic environment.
   As long as inflation remains low and economic growth is subdued we expect the Fund to remain fully invested in long-dated U.S. Treasury Securities. If market, economic or political conditions change, investments in short-dated Treasuries may be deemed appropriate.


ADDITIONAL INFORMATION

    For an in-depth discussion of the performance of individual Funds, please see the portfolio summaries beginning on page 4 of this report.
    Refer to the current Prospectus for more information about each Fund's objectives and investment process.
    Thank you for your investment in Wasatch Funds. If you have any questions or comments regarding this report or your investments please call us at 1 (800) 551-1700. We look forward to serving your investment needs.

Sincerely,



/s/ Samuel S. Stewart, Jr.
Samuel S. Stewart, Jr.
Chairman of the Board

                                                             Annual Report 3 --

WASATCH MID-CAP FUND-Portfolio Summary

September 30, 1997

[PHOTO OF KAREY BARBER]

   The Mid-Cap Fund is the most aggressive Fund in the Wasatch Funds family. The Fund seeks to invest in companies with the highest growth rates. It has relatively few holdings which tend to be concentrated in the most dynamic industries. It is best-suited for investors who plan to hold the Fund for at least five years.

REVIEW OF THE YEAR

   The stocks of high growth companies ended the fiscal year on a strong note after struggling in 1996 and early in 1997. The Mid-Cap Fund's technology holdings performed exceptionally well in the latter half of the fiscal year. As the stock prices of these companies appreciated we profitably trimmed them and reallocated assets to investments in fast growing health care service companies that we believe have greater potential for stock price appreciation.
   Notable performance among the Fund's technology holdings came from Micrel, a manufacturer of analog semiconductors for cellular phones and laptop computers; Microchip Technology, a manufacturer of programmable microcontrollers used in all types of electronics; and REMEC, a parts supplier to the wireless telecom industry.
   Two technology companies were sold due to fundamental business concerns. Eltron, a manufacturer of barcode printers, experienced problems with a large customer; and Legato Systems, a network storage software developer, faced product transition issues.
   Express Scripts, a pharmacy benefits manager, has been the Fund's largest health care and overall holding for the last two years. The company has consistently met our earnings growth expectations but its stock price struggled due to concerns about the loss of a large customer. Our patience was rewarded by a significant stock price increase in 1997 and we have profitably trimmed our weight now that the stock price more fairly reflects the company's value.
   We built significant positions in two exciting health care companies that we believe have great potential: Pediatrix Medical Group, a practice manager for pediatrics physicians; and Medical Manager Corp., a provider of physician practice management systems.
   We were disappointed by Physician's Resource Group. We felt this manager of opthalmic and optometric practices had considerable opportunity, but appears to have lost financial control due to extremely high growth.
   Business services and consumer stocks met our expectations; however, financial service companies, while only a small portion of the Fund's holdings, did not produce the earnings growth we expected.







-- 4 Annual Report

WASATCH MID-CAP FUND - Portfolio Summary


OUTLOOK

   Companies the Fund has invested in, on average, increased earnings over 30% in the last few quarters versus the same period last year. This is above our aggressive target of 25%. We think this kind of earnings growth is bound to be rewarded by the markets over the mid- and long-term and will be reflected in the stock prices of the Fund's investments.
   Looking ahead to 1998 we are excited about the business opportunities of companies the Fund has invested in. We continue to look to the most dynamic sectors and handpick the Fund's investments from the fastest growing companies that we believe have the most outstanding growth prospects.
   We are confident that as long as the companies we have invested in produce the earnings growth we seek, the Fund will be successful.
   We appreciate your investment in the Wasatch Mid-Cap Fund.

AVERAGE ANNUAL TOTAL RETURNS

                                       1 YEAR      5 YEARS     SINCE INCEPTION*
--------------------------------------------------------------------------------
Wasatch Mid-Cap Fund                    21.7%       17.4%           16.8%
--------------------------------------------------------------------------------

Past performance is not indicative of future results.


                         GROWTH OF A $10,000 INVESTMENT
                                  [LINE GRAPH]


                      8/16/92  9/30/92   9/30/93   9/30/94   9/30/95    9/30/96    9/30/97

Wasatch Mid-Cap Fund  $10,000 $ 9,930   $10,511   $11,021   $18,653    $18,179    $22,132
S&P MidCap 400 Index  $10,000 $ 9,910   $11,199   $11,612   $15,066    $18,129    $25,461
S&P 500 Composite     $10,000 $10,000   $12,404   $12,603   $15,850    $18,069    $25,135

*Inception: August 16, 1992.

The S&P MidCap 400 Index is an unmanaged capitalization weighted total return index that measures the performance of the mid-range sector of the U.S. stock market where the median market capitalization is approximately $700 million.

The S&P 500 Composite is an unmanaged but commonly used measure of common stock total return performance.




                                                              Annual Report 5 --

WASATCH MID-CAP FUND-Portfolio Summary


 TEN LARGEST HOLDINGS

 1.  Aspen Technologies, Inc.                                              7%
     Chemical engineering software

 2.  Express Scripts, Inc., Class A                                        5%
     Pharmacy benefits manager

 3.  Micrel, Inc.                                                          5%
     Analog semiconductors for cellular
     phones and laptop computers

 4.  Pediatrix Medical Group, Inc.                                         5%
     Practice management for
     pediatrics physicians

 5.  O'Reilly Automotive, Inc.                                             4%
     Automotive parts retailer/distributor

 6.  Medical Manager Corp.                                                 4%
     Physician practice
     management systems

 7.  Parametric Technology Co.                                             4%
     Design automation software
     developer

 8.  Synopsys, Inc.                                                        3%
     Software solutions for
     electronic design automation

 9.  Microchip Technology, Inc.                                            3%
     Proprietary chip manufacturer

10.  Home Health Corp.
     of America                                                            3%
     Services and equipment for
     home health care




ASSET ALLOCATION                                      SECTOR BREAKDOWN


[PIE CHART]                                              [PIE CHART]

Common Stock  91.5%                                   Technology           33.0%
Cash           8.5%                                   Health Care          26.7%
                                                      Business Services     8.8%
                                                      Retail                7.4%
                                                      Transportation        4.8%
                                                      Telecommunications    4.1%
                                                      Personal              4.0%
                                                      Other                 2.7%




-- 6 Annual Report

WASATCH MICRO-CAP-FUND-Portfolio Summary

September 30, 1997

[PHOTO]

   The Micro-Cap Fund invests in relatively tiny companies that we believe can increase earnings faster and sustain earnings growth longer than their larger counterparts.
   Investing in micro-cap companies can be rewarding. Liquidity issues and wide stock price fluctuations of tiny companies make the Micro-Cap Fund most suitable for long-term shareholders.

REVIEW OF THE YEAR

   It has been an exciting, eventful year. For the fiscal year ended September 30, 1997, the Fund returned over 44%. Shareholders invested since the Fund's inception in 1995 have seen their investment more than double. Of course, past performance is not indicative of future results.
   The year has been marked by a strong rebound in the performance of small company stocks. Earlier in the year, when small company stock prices were low we made sure the Fund was fully invested. We took larger positions in our highest-quality holdings and invested in exciting new companies.
   This proved to be a good move later in the year as many new holdings made significant contributions to performance. In particular, several temporary staffing companies, On Assignment, SOS Staffing Services and StaffMark, were strong performers. Larger positions in our long-term core holdings, Techne, Fine Host and Ambassador's International, also performed well.
   A cold initial public offering (IPO) market earlier in the year provided an opportunity to invest in: Complete Business Solutions, a provider of information technology consulting and programming services to businesses; Deltek, a business management software developer; and NACT Telecommunications, a provider of telecom switching systems. All these investments more than doubled from their IPOprice. Finally, "merger mania" found our small company stocks as Amrion, Varsity Spirit and Electrostar were acquired by other public companies.
   Although the portfolio, as a whole, exceeded our expectations, the stock price performance of a few companies was disappointing. Friedman's, a jewelry retailer, stock price declined over worries about customer debt levels. Slower than anticipated developments have kept Natural Alternatives' stock price flat, but we believe the company's future is promising.
   We attribute the Fund's outstanding performance to buying companies with strong earnings growth at reasonable prices. On average, companies the Fund invested in produced earnings growth between 20% and 30%, while our average price-to-earnings ratio, which is the price of a stock divided by its trailing earnings per share, remained around 25.


                                                             Annual Report 7 --

WASATCH MICRO-CAP FUND-Portfolio Summary

CLOSING THE FUND

   Another highlight of fiscal 1997 was closing the Fund to new investors. Between our announcement in July and August when the Fund closed, several million dollars of new capital was invested. One of the reasons we closed the Fund was to curb cash inflows and keep the size of the Fund manageable. While this new money increased cash levels we anticipate bringing them down as we invest in high-quality companies at prices we feel comfortable with.

OUTLOOK

   We continue to be enthusiastic about micro-cap investing for 1998 and beyond. We believe small company stocks are still relatively underpriced when compared to their larger counterparts, and have greater potential for outstanding returns.

    Small company growth investing has been the focus of Wasatch's research team for over 20 years. Maintaining a manageable asset size, investing in micro-cap companies with excellent earnings growth prospects and paying reasonable prices for stocks are some of the ways we look out for our shareholders.

    We believe the Micro-Cap Fund provides excellent opportunities for long-term shareholders to increase their assets. Thank you for your investment in the Wasatch Micro-Cap Fund.

    Thank you for your investment in the Wasatch Micro-CAp Fund.

AVERAGE ANNUAL TOTAL RETURNS


                                    1 YEAR      5 YEARS     SINCE INCEPTION*
----------------------------------------------------------------------------
Wasatch Micro-Cap Fund                  44.6%        N/A            43.3%
----------------------------------------------------------------------------


Past performance is not indicative of future results.

                         GROWTH OF A $10,000 INVESTMENT

                                  [LINE GRAPH]


                            8/19/95        9/30/95       9/30/96       9/30/97
Wasatch Micro-Cap Fund      $10,000       $13,600       $15,750        $22,771
Russell 2000 Index          $10,000       $11,042       $12,353        $16,638

*Inception: June 19, 1995.

The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 is widely regarded in the industry to accurately capture the universe of small company stocks.



-- 8 Annual Report

 WASATCH MICRO-CAP FUND-Portfolio Summary

 TEN LARGEST HOLDINGS

 1.  Techne Corp.                                                             4%
     Disposable products for clinical
     research labs and hospitals

 2.  Day Runner, Inc.                                                         4%
     Personal organizers, planners
     and accessories

 3.  National Dentex Corp.                                                    4%
     Dental laboratories

 4.  Micrel, Inc.                                                             3%
     Analog semiconductors for cellular
     phones and laptop computers

 5.  Travis Boats & Motors, Inc.                                              3%
     Recreational boats, motors
     and marine accessories retailer

 6.  F.Y.I. Inc.                                                              3%
     Document management services

 7.  First Cash, Inc.                                                         3%
     Pawnshop operator

 8.  Ambassadors                                                              3%
     International, Inc.
     International educational
     travel programs

 9.  Sunstone Hotel Investors, Inc.                                           2%
     Hotel REIT

10.  Fine Host Corp.                                                          2%
     Institutional food service management




   ASSET ALLOCATION

      [PIE CHART]

  Common Stock  81.8%
  Cash          18.2%


  SECTOR BREAKDOWN

      [PIE CHART]

Business             23.1%
Personal             19.5%
Health Care          13.9%
Technology           10.5%
Retail                7.5%
Transportation        2.6%
Real Estate           2.4%
Other                 2.3%



                                                             Annual Report 9 --

WASATCH AGGRESSIVE EQUITY FUND-Portfolio Summary


September 30, 1997

[PHOTO OF JEFF CARDON -- LEAD MANAGER]

   The Aggressive Equity Fund invests in growing small companies. Investing in this segment of the market has historically achieved higher returns for investors but requires patience and a long time horizon because small company stock prices are subject to wide fluctuations.

REVIEW OF THE YEAR

   The Fund ended the fiscal year by producing solid returns for shareholders in the last two quarters. Performance was held back at the beginning of the year by generally depressed small company stock prices.
   As dedicated small company investors, we used stock price weakness to our advantage by investing in companies with outstanding growth prospects while prices were at bargain levels.
   Companies in a variety of industries made positive contributions to Fund performance. Notably strong performers were long-time favorites General Nutrition, Express Scripts, O'Reilly Automotive, National Dentex and Expeditors International. In addition, newer holdings Micrel, Techne and Gulf South Medical Supply also performed well.
   Our number one holding, National Health Investors, Inc. (NHI), is a real estate investment trust that we regard as an all-weather investment. While it hasn't been the Fund's best performer this year, we like it for the stability it brings to the portfolio and the consistent returns we believe it can continue to generate in the future.
   Several companies experienced stock price declines that affected the Fund's performance. We are holding these companies because we believe the issues causing the price declines are not a threat to their long-term earnings growth prospects. Worries about customer debt levels caused price declines in Friedman's, a jewelry retailer; Nu Skin Asia Pacific, a natural health care products network marketing organization, lost ground due to concerns about currency devaluations in Asia; and Redwood Trust, a real estate investment trust, faces increased competition for real estate loans.
   The average earnings growth of companies in the Fund's portfolio was 19% for the year ended September 30, 1997. The year-to-year earnings growth accelerated to 25% during the last two quarters which helps explain the Fund's stronger performance in the second half of the year. We believe small companies with this kind of earnings growth potential are the ones most likely to attract investors.
   Wasatch tries to invest in growing small companies and hold them as they become large companies.
   You will note on the "Growth of a $10,000 Investment" chart below that we have added the Russell 2000 Index.

-- 10 Annual Report

WASATCH AGGRESSIVE EQUITY FUND-Portfolio Summary

    We believe the Russell will provide a better comparison for the Aggressive Equity Fund's performance because it is widely regarded in the industry to accurately reflect the performance of small company stocks. We plan to drop the Nasdaq Composite next year because we believe this index, which is now primarily made up of larger technology stocks, is no longer as relevant for the Fund.

OUTLOOK

    The Aggressive Equity Fund's portfolio is vibrant and growing. We believe we have invested in high-quality small companies with excellent growth potential. It has been our experience that if the companies we invest in produce the earnings growth we seek, their stock prices will eventually increase to reflect the growth.

    The Fund appears well-positioned for the coming fiscal year. We are confident it has the potential to contribute to our shareholders' wealth-building efforts.

    Thank you for your investment in the Wasatch Aggressive Equity Fund.

AVERAGE ANNUAL TOTAL RETURNS



                                       1 YEAR        5 YEARS      10 YEARS
-----------------------------------------------------------------------------
Wasatch Aggressive Equity Fund          29.5%         20.2%         14.5%
-----------------------------------------------------------------------------

Past performance is not indicative of future results.

                         GROWTH OF A $10,000 INVESTMENT

                                  [LINE GRAPH]


                        12/6/86  9/30/87   9/30/88  9/30/89  9/30/90  9/30/91  9/30/92  9/30/93  9/30/94  9/30/95  9/30/96  9/30/97
 Wasatch Aggressive
  Equity Fund           $10,000  $11,760   $10,211  $12,365  $11,063  $18,593  $18,165  $24,666  $26,345  $35,615  $35,225  $45,600
 Russell 2000 Index     $10,000  $12,489   $11,139  $13,533  $ 9,858  $14,303  $15,581  $20,747  $21,302  $28,280  $29,733  $39,600
 Nasdaq Composite Index $10,000  $12,356   $10,783  $13,152  $ 9,581  $14,653  $16,221  $21,214  $21,259  $29,022  $34,122  $47,000
 S&P 500 Composite      $10,000  $13,238   $11,602  $15,431  $14,005  $18,389  $20,399  $23,051  $23,901  $31,010  $37,315  $52,408

*Inception: December 6, 1986.

The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 is widely regarded in the industry to accurately capture the universe of small company stocks.

The NASDAQ Composite Index is an unmanaged market capitalization price only index that tracks the performance of domestic common stocks traded on the regular NASDAQ market as well as National Market System-traded foreign common stocks and ADRs.

The S&P 500 Composite is an unmanaged but commonly used measure of common stock total return performance.



                                                            Annual Report 11 --

WASATCH AGGRESSIVE EQUITY FUND-Portfolio Summary

TEN LARGEST HOLDINGS


 1.  National Health                                                         7%
     Investors, Inc.
     Nursing home REIT

 2.  General Nutrition Cos., Inc.                                            6%
     Vitamins, health care and
     sports nutrition products

 3.  Micrel, Inc.                                                            5%
     Analog semiconductors for cellular
     phones and laptop computers

 4.  Techne Corp.                                                            4%
     Disposable products for clinical
     research labs and hospitals

 5.  Express Scripts, Inc., Class A                                          4%
     Pharmacy benefits manager

 6.  O'Reilly Automotive, Inc.                                               4%
     Automotive parts retailer/distributor

 7.  National Dentex Corp.                                                   3%
     Dental laboratories

 8.  Expeditors Int'l of                                                     3%
     Washington, Inc.
     International air and ocean
     freight forwarder

 9.  Gulf South Medical Supply, Inc.                                         3%
     Products and services for long-term
     health care facilities

10.  OEA, Inc.                                                               3%
     Airbag initiators/inflators


ASSET ALLOCATION

[PIE GRAPH]

Common Stock             95.9%
Corporate Bonds & Cash    4.1%


SECTOR BREAKDOWN

[PIE GRAPH]

Health Care              18.3%
Business                 16.8%
Retail                   16.4%
Technology               12.5%
Real Estate              11.2%
Transportation            8.2%

Personal                  7.4%
Telecommunications        5.1%

-- 12 Annual Report

WASATCH GROWTH FUND-Portfolio Summary

September 30, 1997

[PHOTO OF SAMUEL S. STEWART, JR., PHD, CFA -- LEAD MANAGER]


   The Growth Fund is the most conservative of all the Wasatch equity funds. While targeting companies that are increasing earnings two to three times faster than large companies, we seek to invest in companies we believe are stable and have a history of consistent earnings growth. Also crucial to the Fund's investment discipline is to purchase stocks at reasonable prices. We say a stock is reasonably priced when its price-to-earnings ratio, which is the price of a stock divided by its trailing earnings per share, is less than our projection of its five year earnings growth rate. Investing in companies with solid earnings growth potential and making sure we don't overpay for stocks can help shareholders benefit from rising stock prices and may afford them some protection when prices fall.

REVIEW OF THE YEAR

   During fiscal 1997 we took advantage of attractive stock prices to invest or increase our positions in many fine companies that meet the Growth Fund's strict criteria for growth and stability. We exceeded our earnings growth target this year. On average, companies the Fund has invested in reported earnings growth well above our 15% minimum.
   The Fund's positive performance came from a well-diversified mix of companies in a variety of industries. Long-time holdings, characterized by steady demand for products and services, continued to do well this year. Among the top performers were: Expeditors International, an international air and ocean freight forwarder; Express Scripts, a pharmacy benefits manager; O'Reilly Automotive, an automotive parts retailer and distributor; General Nutrition, a manufacturer and retailer of vitamins, health care and sports nutrition products; and Washington Federal, a regional savings and loan.
   New additions to the Fund's portfolio also made significant contributions. Outstanding examples were: Home Health Corp. of America, a provider of home health care services and equipment; Renter's Choice, a rent-to-own store operator; First Cash, a pawn shop operator; and Day Runner, a retail manufacturer of personal organizers.
   In the second half of the year we were pleased with the stock price strength of one of the Fund's few technology holdings, Synopsys, a software developer for electronics designers.
   The Fund experienced disappointing stock price performance from Physicians Resource Group, a practice manager for optometrists and opthalmologists. We feel the company lost control of its growth. Concerns about consumer debt levels caused price declines in Friedman's, a jewelry retailer. Currency



                                                             Annual Report 13 --

WASATCH GROWTH FUND-Portfolio Summary

devaluations in Asia hurt the stock price of Nu Skin Asia Pacific, a personal care and nutrition products network marketing organization.
    We may choose to hold companies with short-term issues that don't affect their long-term growth prospects. We are likely to sell the stocks of companies with long-term issues.
    Overall the Fund had a great year. Attractive small company stock prices in the first half allowed us to invest in high-quality, stable companies at some of the best prices we have seen in years. This helped the Fund's performance in the second half as companies we invested in reported solid earnings growth. Rebounding small company stock prices also contributed to the stock price strength of companies in the Fund's portfolio.

OUTLOOK

   We are optimistic about the Fund's outlook for next year and beyond. We believe that if we invest in high-quality, stable companies with consistent earnings growth at reasonable prices the Fund will continue to be a valuable contributor to long-term shareholders' investment portfolios.
   Thank you for your investment in the Wasatch Growth Fund.


AVERAGE ANNUAL TOTAL RETURNS


                                       1 YEAR        5 YEARS      10 YEARS
-----------------------------------------------------------------------------
Wasatch Growth Fund                     37.6%         22.6%         15.1%
-----------------------------------------------------------------------------

Past performance is not indicative of future results.

                         GROWTH OF A $10,000 INVESTMENT

                                  [LINE GRAPH]

                            12/6/86 9/30/87  9/30/88  9/30/89 9/30/90 9/30/91  9/30/92  9/30/93  9/30/94  9/30/95  9/30/96  9/30/97
Wasatch Growth Fund         $10,000  $11,470 $ 9,934  $12,080 $11,498 $17,466  $16,836  $20,804  $21,584  $30,167  $33,903  $46,643
Lipper Growth Funds Index   $10,000  $12,744 $11,375  $14,855 $12,787 $17,452  $18,793  $22,386  $22,786  $29,173  $33,178  $44,665
S&P 500 Composite           $10,000  $13,238 $11,602  $15,431 $14,005 $18,369  $20,399  $23,051  $23,901  $31,010  $37,315  $52,408


*Inception: December 6, 1986.

The Lipper Growth Funds Index includes the largest 30 funds which, by prospectus or portfolio practice, normally invest in companies whose long-term earnings are expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices.

The S&P 500 Composite is an unmanaged but commonly used measure of common stock total return performance.

-- 14 ANNUAL REPORT

WASATCH GROWTH FUND-Portfolio Summary

TEN LARGEST HOLDINGS
 1.  National Health Investors, Inc.                                            6%
     Nursing home REIT

 2.  O'Reilly Automotive, Inc.
     Automotive parts retailer/distributor                                      6%

 3.  General Nutrition Cos., Inc.                                               6%
     Vitamins, health care and
     sports nutrition products

 4.  Renter's Choice, Inc.                                                      5%
     Operates rent-to-own stores

 5.  Franklin Covey Co.                                                         5%
     Time management and personal productivity through
     sales in day planners and seminars

 6.  Home Health Corp.                                                          5%
     of America
     Services and equipment for
     home health care

 7.  Marks Brothers Jewelers, Inc.                                              4%
     Fine jewelry retailer

 8.  Sunstone Hotel                                                             4%
     Investors, Inc.
     Hotel REIT

 9.  Washington Federal, Inc.                                                   4%
     Regional banking services

10.  Friedman's Inc.                                                            4%
     Fine jewelry retailer

ASSET ALLOCATION

  [PIE CHART]

 Common Stock        96.0%
 Cash                 4.0%

SECTOR BREAKDOWN

  [PIE CHART]

Retail               21.9%
Personal             16.9%
Health Care          16.2%
Business             11.3%
Real Estate          10.1%
Telecommunications    7.2%
Financial Services    6.5%
Technology            3.4%
Transportation        2.5%

                                                             Annual Report 15 --

WASATCH-HOISINGTON U.S. TREASURY FUND-Portfolio Summary

September 30, 1997

[PHOTO OF VAN R. HOISINGTON -- LEAD MANAGER]

WASATCH-HOISINGTON
U.S. TREASURY FUND

    The U.S. Treasury Fund seeks to provide a rate of return that exceeds the rate of inflation over a business cycle by investing in U.S. Treasury Securities.

REVIEW OF THE YEAR

   Fiscal 1997 was an eventful year for the Fund. In its first full year as the Wasatch-Hoisington U.S. Treasury Fund, the Fund's total return surged to 13.2%, outpacing the Lehman Brothers Government/Corporate Bond Index by 4.3%. The key to these excellent results was the patient approach followed by the Manager. When the Federal Reserve Board (Fed) raised the Federal funds rate 0.25% in March, and market interest rates rose, the Fund continued to be fully invested in long-dated Treasury Securities. New assets entering the Fund were also invested in long-term securities, and the Fund attracted a record number of new shareholders. Accordingly, the Fund's results are now published with the rest of the Wasatch Funds in publications such as the Wall Street Journal and Barron's.

   The 30-year Treasury bond yield fell about 0.5% in the last 12 months, from 6.9% to 6.4%. But, the path to lower rates was uneven since the market was buffeted by two contradictory factors: falling inflation and the increasingly tight labor market. The key element that resulted in the drop in bond yields was inflation, which declined sharply. The core Producer Price Index (PPI) fell for a record seven consecutive months this year. The core Consumer Price Index (CPI) rose just 2.2% in fiscal 1997, down from a 3.3% rise in fiscal 1996--the smallest 12 month increase in more than 30 years. The Gross Domestic Product
(GDP) implicit price deflator also decelerated to its slowest pace in three decades.

   The primary concern for some bond market participants has been the drop in the unemployment rate to the lowest level in almost a quarter century. While there is a near-term risk that the Fed will raise short-term rates again due to concerns over tight labor markets, deflation is a bigger risk to the economy over the long-term. Excess capacity is massive on an international scale and the Fed has continued to maintain tight control over money and credit growth. Aiding the Fed's ability to keep a tight lid on money and credit, the budget deficit dropped to the lowest percent of GDP since the early 1970s.

OUTLOOK

   The long-term outlook for bond yields remains constructive, with fre-

-- 16 Annual Report

WASATCH-HOISINGTON U.S. TREASURY FUND-Portfolio Summary

quent signs of excess capacity in global markets. Currency devaluations in Asia mean lower priced goods in the U.S. and other markets, and firms competing with Asian producers will be forced to reduce prices to hold a market share. In addition, Asians now have considerably less hard currency income to buy our exports, so the thrust of Asian currency devaluations is disinflationary, if not deflationary. While the performance of the bond market may, at times, be distracted by the perceived risks of tight labor markets, investors in long-dated Treasury Securities are advised to look beyond this near-term volatility to the potential gains that bonds are likely to achieve over the next several years. Should market conditions change dramatically or economic and political circumstances change, a shift in the portfolio to short-dated Treasuries could be expected.

    The difference between the current yield on the 30-year Treasury and the core inflation rate is more than 4%. Such a historically high real yield offers long-term shareholders a considerable cushion for times when Treasury bond prices are buffeted by the vagaries of short-term influences. We believe that shareholders able to take such a view will be rewarded in the long run by investing in the U.S. Treasury Fund.

    We appreciate your investment in the U.S. Treasury Fund.



AVERAGE ANNUAL TOTAL RETURNS


                                       1 YEAR        5 YEARS      10 YEARS
----------------------------------------------------------------------------
Wasatch-Hoisington U.S. Treasury Fund   13.2%         6.6%          8.8%
----------------------------------------------------------------------------

Past performance is not indicative of future results.

                         GROWTH OF A $10,000 INVESTMENT

                                  [LINE GRAPH]

                            12/6/86  9/30/87  9/30/88  9/30/89 9/30/90  9/30/91  9/30/92  9/30/93  9/30/94  9/30/95  9/30/96 9/30/97
Wasatch-Hoisington U.S.
  Treasury Fund             $10,000  $10,190  $11,295  $12,707 $13,325  $15,823  $17,158  $17,810  $18,078  $19,970 $20,852  $23,612
Lehman Bros. Gov't./Corp.
  Bond Index                $10,000  $ 9,700  $10,839  $12,177 $12,999  $15,061  $17,053  $18,994  $18,207  $20,819 $21,758  $23,844


*Inception: December 6, 1986.

The Lehman Brothers Government/Corporate Bond Index is an unmanaged market value weighted index measuring both principal price changes of, and income provided by, the underlying universe of securities that comprise the Index. Securities included in the Index must meet the following criteria: fixed as opposed to variable rate; not less than one year to maturity; minimum outstanding principal value of $50 million; and minimum quality rating of BBB by Standard & Poor's or Baa by Moody's.



                                                            Annual Report 17 --

 WASATCH-HOISINGTON U.S. TREASURY FUND-Portfolio Summary

  HOLDINGS/MATURITY DATE                               ASSET ALLOCATION
------------------------                               ----------------
 1.  U.S. Treasury Bond          29%
     8/15/2023                                          [PIE CHART]

 2.  U.S. Treasury Bond          18%
     8/15/2025

 3.  U.S. Treasury Bond          13%
     11/15/2024

 4.  U.S. Treasury Bond          12%
     11/15/2026

 5.  U.S. Treasury Bond          10%
     2/15/2027

 6.  U.S. Treasury Bond           9%
     2/15/2026

 7.  U.S. Treasury Bond           7%                  U.S. Treasury Bonds  97.4%
     8/15/2026                                        Cash                  2.6%












-- 18 Annual Report

NOTES

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                            Annual Report 19 --

MID-CAP FUND-Schedule of Investments

September 30, 1997


   Number
   of Shares                                                          Value
  -----------------------------------------------------------------------------
             COMMON STOCKS 91.5%
             Business Services 8.8%
     11,500  Caribiner International, Inc.*                       $   468,625
     77,000  F.Y.I. Inc.*                                           2,002,000
     37,400  Kent Electronics*                                      1,477,300
     18,450  Sanmina Corp.*                                         1,597,078
      8,000  Sapient Corp.*                                           407,000
      6,750  Technology Solutions Company*                            217,688
     30,000  Vestcom International, Inc.*                             600,000
                                                                  -----------
                                                                    6,769,691
                                                                  -----------

             Computer Software 19.8%
    145,950  Aspen Technologies, Inc.*                              5,126,494
     10,500  Nice-Systems Ltd.*                                       590,625
     65,800  Parametric Technology Corp.*                           2,903,425
    121,550  Phoenix Technologies Ltd.*                             1,808,056
        118  Platinum Software Corp.*                                   1,372
     46,500  Smallworldwide plc*                                      953,250
     63,500  Synopsys, Inc.*                                        2,698,750
     32,075  Tecnomatix Technologies Ltd.*                          1,226,869
                                                                  -----------
                                                                   15,308,841
                                                                  -----------
             Health Care Products 10.1%
     23,200  HBO & Company                                            875,800
     12,300  Incyte Pharmaceuticals, Inc.*                          1,033,200
      4,500  Kendle International, Inc.*                               84,375
     28,000  Medic Computer Systems, Inc.*                            959,000
    140,000  Medical Manager Corp.*                                 2,940,000
     15,000  SeaMED Corp.*                                            279,375
    135,500  Simione Central Holdings, Inc.*                        1,642,937
                                                                  -----------
                                                                    7,814,687
                                                                  -----------
             Health Care Services 16.6%
     25,000  Curative Health Services, Inc.*                          778,125
     75,825  Express Scripts, Inc., Class A*                        4,085,072
    161,475  Home Health Corp. of America, Inc.*                    2,099,175
     86,450  National Surgery Centers, Inc.*                        1,880,287
     89,500  Pediatrix Medical Group Inc.*                          3,949,187
                                                                  -----------
                                                                   12,791,846
                                                                  -----------



-- 20 Annual Report

MID-CAP FUND-Schedule of Investments

September 30, 1997



    Number
   of Shares                                                          Value
--------------------------------------------------------------------------------

             Personal Products 2.4%
     67,150  Nu Skin Asia Pacific, Inc., Class A*                $  1,296,834
     49,000  Racing Champions Corp.*                                  581,875
                                                                 ------------
                                                                    1,878,709
                                                                 ------------
             Personal Services 1.6%
     46,000  Loewen Group, Inc.                                     1,267,875
                                                                 ------------
             Retail 7.4%
     19,900  Fine Host Corp.*                                         771,125
    139,900  O'Reilly Automotive, Inc.*                             3,182,725
     18,000  St. John Knits, Inc.                                     808,875
     22,000  Starbucks Corp.*                                         919,875
                                                                 ------------
                                                                    5,682,600
                                                                 ------------
             Semiconductors 13.2%
     24,300  ANADIGICS, Inc.*                                       1,198,294
      4,500  ASM Lithography Holding N.V.*                            444,375
     12,000  Asyst Technologies, Inc.*                                532,875
     22,800  Cymer, Inc.*                                             624,150
     96,200  Micrel, Inc.*                                          4,070,462
     53,000  Microchip Technology, Inc.*                            2,393,281
     16,000  SpeedFam International, Inc.*                            966,000
                                                                 ------------
                                                                   10,229,437
                                                                 ------------
             Telecommunications 4.1%
     46,275  REMEC, Inc.*                                           1,689,038
     40,670  United States Cellular Corp.*                          1,499,706
                                                                 ------------
                                                                    3,188,744
                                                                 ------------
             Transportation 4.8%
     15,700  AirNet Systems, Inc.*                                    378,763
     48,300  Expeditors International of Washington, Inc.           2,022,563
     36,900  OEA, Inc.                                              1,268,438
                                                                 ------------
                                                                    3,669,764
                                                                 ------------
             Other 2.7%
     55,000  Cinar Films, Inc., Class B Sub VTG*                    2,096,875
                                                                 ------------

             Total Common Stocks (cost $51,877,454)                70,699,069
                                                                 ------------


                                                            Annual Report 21 --

MID-CAP FUND-Schedule of Investments

September 30, 1997


   Principal
    Amount                                                            Value
-------------------------------------------------------------------------------
             SHORT-TERM INVESTMENTS 9.2%
-------------------------------------------------------------------------------

             (Variable Rate Demand Deposits)

 $7,097,790  UMB Bank Money Market Fiduciary, 4.73%              $  7,097,790
-------------------------------------------------------------------------------

             Total Short-Term Investments (cost $7,097,790)         7,097,790
-------------------------------------------------------------------------------


             Total Investments (cost $58,975,244) 100.7%           77,796,859


             Liabilities, less Cash and Other Assets (0.7)%          (554,123)
-------------------------------------------------------------------------------


             NET ASSETS 100.0%                                   $ 77,242,736
===============================================================================


             *Non-income producing
             See notes to financial statements.



-- 22 Annual Report

MICRO-CAP FUND-Schedule of Investments

September 30, 1997


    Number
   of Shares                                                          Value
-----------------------------------------------------------------------------
             COMMON STOCKS 81.8%
             Business Products 5.2%
   105,691   Building Materials Holding Corp.*                   $  1,380,589
    57,000   Daisytek International Corp.*                          2,493,750
    12,000   Goddard Industries, Inc.*                                 48,000
    98,900   Keystone Automotive Industries, Inc.*                  2,089,263
   397,200   Thompson PBE, Inc.*                                    2,184,600
                                                                 ------------
                                                                    8,196,202
                                                                 ------------
             Business Services 17.9%
    52,000   A Consulting Team, Inc. (The)*                           624,000
    77,600   Altron Inc.*                                           1,290,100
   114,300   Barrett Business Services, Inc.*                       1,914,525
   150,000   Carnegie Group, Inc.*                                  1,181,250
    84,600   Complete Business Solutions, Inc.*                     2,411,100
    35,000   Data Processing Resources Corp.*                         875,000
   155,200   F.Y.I. Inc.*                                           4,035,200
    30,000   Hall, Kinion & Associates, Inc.*                         633,750
    41,000   IntelliQuest Information Group, Inc.*                    861,000
    11,000   Lamalie Associates, Inc.*                                231,000
     5,000   Lason Holdings, Inc.*                                    138,125
   268,850   National Dentex Corp.*                                 5,713,062
    46,000   On Assignment, Inc.*                                   2,093,000
   119,000   RemedyTemp, Inc.*                                      2,796,500
    24,000   RWD Technologies, Inc.*                                  552,000
    75,000   SOS Staffing Services, Inc.*                           1,387,500
     5,000   Source Services Corp.*                                   148,750
    38,000   StaffMark, Inc.*                                       1,448,750
                                                                 ------------
                                                                   28,334,612
                                                                 ------------
             Computer Software 2.1%
    90,100   Deltek Systems, Inc.*                                  1,869,575
    42,500   OrCAD, Inc.*                                             618,906
    22,300   Tecnomatix Technologies Ltd.*                            852,975
                                                                 ------------
                                                                    3,341,456
                                                                 ------------
             Computer Systems & Components 4.3%
    75,350   Active Voice Corp.*                                    1,092,575
    99,000   C.P. Clare Corp.*                                      1,955,250
    15,100   Eltron International, Inc.*                              518,119
    79,200   Pinnacle Systems, Inc.*                                2,316,600
    42,500   TransAct Technologies Inc.*                              828,750
                                                                 ------------
                                                                    6,711,294

                                                            Annual Report 23 --

MICRO-CAP FUND-Schedule of Investments

September 30, 1997


    Number
   of Shares                                                          Value
-----------------------------------------------------------------------------

             Electronics 1.0%
    62,500   PCD, Inc.*                                          $  1,546,875
                                                                 ------------
             Energy 0.2%
    10,000   UNIFAB International, Inc.*                              327,500
                                                                 ------------
             Financial Services 0.5%
    25,000   First International Bancorp, Inc.*                       448,437
    32,350   Mountbatten, Inc.*                                       355,850
                                                                 ------------
                                                                      804,287
                                                                 ------------
             Health Care Products 7.9%
    10,000   Anesta Corp.*                                            232,500
    10,000   Biosite Diagnostics, Inc.*                                87,500
    83,500   CN Biosciences, Inc.*                                  1,962,250
   143,400   ICU Medical, Inc.*                                     1,523,625
    85,000   Minntech Corp.                                           945,625
    69,000   SeaMED Corp.*                                          1,285,125
   180,364   Techne Corp.*                                          6,402,922
                                                                 ------------
                                                                   12,439,547
                                                                 ------------
             Health Care Services 6.0%
    40,000   Castle Dental Centers, Inc.*                             560,000
     5,000   Coast Dental Services, Inc.*                             148,750
    88,300   CorVel Corp.*                                          3,377,475
     5,000   First Commonwealth, Inc.*                                 74,375
    83,825   Gulf South Medical Supply, Inc.*                       2,242,319
   127,000   Laboratory Specialists of America, Inc.*                 404,813
    58,000   MedCath Inc.*                                            986,000
    48,500   Superior Consultant Holdings Corp.*                    1,624,750
                                                                 ------------
                                                                    9,418,482
                                                                 ------------
             Personal Products 11.2%
    20,000   Concepts Direct, Inc.*                                   400,000
   161,500   Day Runner, Inc.*                                      6,217,750
    29,500   Market America, Inc.*                                    210,188
   341,100   Natural Alternatives International, Inc.*              2,686,162
   122,500   Signature Eyewear, Inc.*                               1,225,000
   121,900   Successories Inc.*                                       899,012
   208,200   Travis Boats & Motors, Inc.*                           4,242,075
    85,200   USANA, Inc.*                                           1,810,500
                                                                 ------------
                                                                   17,690,687
                                                                 ------------

-- 24 Annual Report

MICRO-CAP FUND-Schedule of Investments

September 30, 1997


    Number
   of Shares                                                          Value
--------------------------------------------------------------------------------
             Personal Services 8.3%
    83,000   Alrenco, Inc.*                                      $  1,483,625
   180,000   Ambassadors International, Inc.*                       3,960,000
    55,000   CorporateFamily Solutions, Inc.*                         928,125
   520,000   First Cash, Inc.*                                      4,095,000
    70,000   Rent-Way, Inc.*                                        1,478,750
    77,850   Seattle FilmWorks, Inc.*                                 846,619
    16,550   Travel Services International, Inc.*                     343,413
                                                                 ------------
                                                                   13,135,532
                                                                 ------------
             Real Estate 2.4%
   217,900   Sunstone Hotel Investors, Inc. REIT                    3,840,488
                                                                 ------------
             Retail 7.5%
   110,300   Buckle, Inc. (The)*                                    2,688,562
    92,700   Fine Host Corp.*                                       3,592,125
     9,900   Hibbett Sporting Goods, Inc.*                            275,962
   149,150   K & G Men's Center, Inc.*                              2,983,000
    70,800   Marks Bros. Jewelers, Inc.*                              991,200
    40,000   PJ America Inc.*                                         690,000
   145,000   Video Update, Inc.*                                      534,688
                                                                 ------------
                                                                   11,755,537
                                                                 ------------
             Semiconductors 4.1%
    52,500   Aetrium Inc.*                                          1,305,937
   123,100   Micrel, Inc.*                                          5,208,669
                                                                 ------------
                                                                    6,514,606
                                                                 ------------
             Telecommunications 0.6%
    62,500   NACT Telecommunications, Inc.*                           988,281
                                                                 ------------
             Transportation 2.6%
    20,500   Simon Transportation Services, Inc.*                     484,313
    20,000   Smithway Motor Xpress Corp.*                             280,000
    42,500   Transport Corp. of America, Inc.*                        658,750
   223,000   USA Truck, Inc.*                                       2,676,000
                                                                 ------------
                                                                    4,099,063
                                                                 ------------

             Total Common Stocks (cost $98,401,825)               129,144,449
                                                                 ------------

                                                            Annual Report 25 --

MICRO-CAP FUND-Schedule of Investments

September 30, 1997



   Principal
    Amount                                                            Value
--------------------------------------------------------------------------------

             SHORT-TERM INVESTMENTS 17.8%
             ----------------------------
             (Variable Rate Demand Deposits)

$28,118,994  UMB Bank Money Market Fiduciary, 4.73%             $  28,118,994
                                                                -------------

             Total Short-Term Investments (cost $28,118,994)       28,118,994
                                                                -------------

             Total Investments (cost $126,520,819) 99.6%          157,263,443


             Cash and Other Assets, less Liabilities 0.4%             644,007
                                                                -------------

             NET ASSETS 100.0%                                   $157,907,450
                                                                 ============

             *Non-income producing
             See notes to financial statements.

-- 26 Annual Report

AGGRESSIVE EQUITY FUND-Schedule of Investments

September 30, 1997



   Number
   of Shares                                                          Value
-----------------------------------------------------------------------------
             COMMON STOCKS 95.9%
             -------------------
             Business Products 3.0%
    47,200   American Business Information, Inc.*                $  1,280,300
    97,750   Daisytek International Corp.*                          4,276,562
    21,350   Thompson PBE, Inc.*                                      117,425
                                                                 ------------
                                                                    5,674,287
                                                                 ------------
             Business Services 13.8%
   114,900   Alternative Resources Corp.*                           2,714,513
   170,000   Altron Inc.*                                           2,826,250
   142,100   Barrett Business Services, Inc.*                       2,380,175
    52,250   Complete Business Solutions, Inc.*                     1,489,125
    91,400   Data Processing Resources Corp.*                       2,285,000
   184,400   F.Y.I. Inc.*                                           4,794,400
    55,975   Lason Holdings, Inc.*                                  1,546,309
   291,300   National Dentex Corp.*                                 6,190,125
    21,650   Sanmina Corp.*                                         1,874,078
                                                                 ------------
                                                                   26,099,975
                                                                 ------------
             Computer Software 4.8%
    54,200   Aspen Technologies, Inc.*                              1,903,775
   143,800   Deltek Systems, Inc.*                                  2,983,850
    99,350   Synopsys, Inc.*                                        4,222,375
                                                                 ------------
                                                                    9,110,000
                                                                 ------------
             Computer Systems & Components 0.7%
    40,300   Eltron International, Inc.*                            1,382,794
                                                                 ------------
             Health Care Products 7.6%
    63,500   CN Biosciences, Inc.*                                  1,492,250
    94,900   Molecular Devices Corp.*                               2,075,938
    97,400   Serologicals Corp.*                                    2,215,850
   238,900   Techne Corp.*                                          8,480,950
                                                                 ------------
                                                                   14,264,988
                                                                 ------------
             Health Care Services 10.7%
   142,650   Express Scripts, Inc., Class A*                        7,685,269
   225,500   Gulf South Medical Supply, Inc.*                       6,032,125
   153,400   Home Health Corp. of America, Inc.*                    1,994,200
   206,100   National Surgery Centers, Inc.*                        4,482,675
                                                                 ------------
                                                                   20,194,269
                                                                 ------------


                                                            Annual Report 27 --

AGGRESSIVE EQUITY FUND-Schedule of Investments

September 30, 1997



    Number
   of Shares                                                          Value
--------------------------------------------------------------------------------

             Personal Products 4.0%
    74,100   Franklin Covey Co.*                                 $  2,070,169
   123,800   Nu Skin Asia Pacific, Inc., Class A*                   2,390,888
    42,575   Racing Champions Corp.*                                  505,578
    87,750   Travis Boats & Motors, Inc.*                           1,787,906
    76,150   Weider Nutrition International, Inc.                     885,244
                                                                 ------------
                                                                    7,639,785
                                                                 ------------

             Personal Services 3.4%
    53,500   Loewen Group, Inc.                                     1,474,594
    30,000   Mail Boxes Etc.*                                         855,000
   131,000   Renters Choice, Inc.*                                  2,976,156
   100,102   Seattle FilmWorks, Inc.*                               1,088,609
                                                                 ------------
                                                                    6,394,359
                                                                 ------------

             Real Estate 11.2%
   352,500   National Health Investors, Inc. REIT                  13,703,438
   111,075   Oasis Residential, Inc. REIT                           2,707,453
    88,350   Redwood Trust, Inc. REIT                               2,683,631
   118,450   Sunstone Hotel Investors, Inc. REIT                    2,087,681
                                                                 ------------
                                                                   21,182,203
                                                                 ------------

             Retail 16.4%
    83,700   Buckle, Inc. (The)*                                    2,040,188
    64,400   Fine Host Corp.*                                       2,495,500
    99,500   Friedman's Inc.*                                       1,679,063
   382,500   General Nutrition Cos., Inc.*                         11,140,312
   104,125   K & G Men's Center, Inc.*                              2,082,500
   334,700   O'Reilly Automotive, Inc.*                             7,614,425
   155,400   Marks Bros. Jewelers, Inc.*                            2,175,600
    39,850   St. John Knits, Inc.                                   1,790,759
                                                                 ------------
                                                                   31,018,347
                                                                 ------------

             Semiconductors 7.0%
   218,500   Micrel, Inc.*                                          9,245,281
    50,100   Microchip Technology, Inc.*                            2,262,328
    83,750   SDL, Inc.*                                             1,695,937
                                                                 ------------
                                                                   13,203,546
                                                                 ------------



-- 28 Annual Report

AGGRESSIVE EQUITY FUND-Schedule of Investments

September 30, 1997



    Number
   of Shares                                                          Value
-----------------------------------------------------------------------------

             Telecommunications 5.1%
   175,150   Powertel, Inc.*                                   $    3,327,850
    64,250   REMEC, Inc.*                                           2,345,125
   107,090   United States Cellular Corp.*                          3,948,944
                                                               --------------
                                                                    9,621,919
                                                               --------------

             Transportation 8.2%
   160,600   AirNet Systems, Inc.*                                  3,874,475
   147,200   Expeditors International of Washington, Inc.           6,164,000
   155,900   OEA, Inc.                                              5,359,062
                                                               --------------
                                                                   15,397,537
                                                               --------------

             Total Common Stocks (cost $122,704,273)              181,184,009
                                                               --------------



   Principal
    Amount                                                            Value
-----------------------------------------------------------------------------

             CONVERTIBLE BONDS 1.7%
             ----------------------
$   863,000  National HealthCare L.P., 6.00%, 7/1/00             $  3,208,203
                                                                 ------------

             Total Convertible Bonds (cost $1,656,960)              3,208,203
                                                                 ------------

             SHORT-TERM INVESTMENTS 2.7%
             ---------------------------

             (Variable Rate Demand Deposits)

 5,035,312   UMB Bank Money Market Fiduciary, 4.73%                 5,035,312
                                                                 ------------

             Total Short-Term Investments (cost $5,035,312)         5,035,312
                                                                 ------------

             Total Investments (cost $129,396,545) 100.3%        189,427,524

             Liabilities, less Cash and Other Assets (0.3)%         (462,439)
                                                                 ------------


             NET ASSETS 100.0%                                   $188,965,085
                                                                 ============

             *Non-income producing
             See notes to financial statements.





                                                            Annual Report 29 --

GROWTH FUND-SCHEDULE OF INVESTMENTS

September 30, 1997


    Number
   of Shares                                                          Value
--------------------------------------------------------------------------------
             COMMON STOCKS 96.0%
             -------------------
             Business Products 4.8%
   201,823   Building Materials Holding Corp.*                   $  2,636,313
   707,600   Thompson PBE, Inc.*                                    3,891,800
                                                                 ------------
                                                                    6,528,113
                                                                 ------------
             Business Services 6.5%
   195,700   Altron Inc.*                                           3,253,512
   187,000   National Dentex Corp.*                                 3,973,750
    65,500   RemedyTemp, Inc.*                                      1,539,250
                                                                 ------------
                                                                    8,766,512
                                                                 ------------
             Computer Software 2.3%
       150   Platinum Software Corp.*                                   1,744
    73,700   Synopsys, Inc.*                                        3,132,250
                                                                 ------------
                                                                    3,133,994
                                                                 ------------
             Computer Systems & Components 1.1%
    41,700   Eltron International, Inc.*                            1,430,831
                                                                 ------------
             Financial Services 6.5%
   133,000   Credit Acceptance Corp.*                               1,845,375
     5,000   Franklin Savings Assn.*                                        1
   167,737   Washington Federal, Inc.                               4,969,208
   291,486   World Acceptance Corp.*                                1,931,095
                                                                 ------------
                                                                    8,745,679
                                                                 ------------
             Health Care Products 3.1%
    39,500   Amgen, Inc.*                                           1,893,531
    64,750   Techne Corp.*                                          2,298,625
                                                                 ------------
                                                                    4,192,156
                                                                 ------------
             Health Care Services 13.1%
   102,925   CorVel Corp.*                                          3,936,881
    46,500   Gulf South Medical Supply, Inc.*                       1,243,875
    20,100   HealthCare COMPARE Corp.*                              1,283,887
   475,606   Home Health Corp. of America, Inc.*                    6,182,878
    87,500   National Surgery Centers, Inc.*                        1,903,125
   285,000   Physicians Resource Group, Inc. *                      3,224,063
                                                                 ------------
                                                                   17,774,709
                                                                 ------------



-- 30 Annual Report

GROWTH FUND-SCHEDULE OF INVESTMENTS

September 30, 1997


    Number
   of Shares                                                          Value
--------------------------------------------------------------------------------
             Personal Products 8.5%
    51,600   Day Runner, Inc.*                                   $  1,986,600
   229,400   Franklin Covey Co.*                                    6,408,862
   166,500   Natural Alternatives International, Inc.*              1,311,189
    62,000   Nu Skin Asia Pacific, Inc., Class A*                   1,197,375
     57,200  Weider Nutrition International, Inc.                     664,950
                                                                 ------------
                                                                   11,568,976
                                                                 ------------
             Personal Services 8.4%
   116,400   Ambassadors International, Inc.*                       2,560,800
   300,000   First Cash, Inc.*                                      2,362,500
   284,100   Renters Choice, Inc.*                                  6,454,397
                                                                 ------------
                                                                   11,377,697
                                                                 ------------
             Real Estate 10.1%
   220,200   National Health Investors, Inc. REIT                   8,560,275
   289,300   Sunstone Hotel Investors, Inc. REIT                    5,098,912
                                                                 ------------
                                                                   13,659,187
                                                                 ------------
             Retail 21.9%
    65,446   Buckle, Inc. (The)*                                    1,595,246
   291,400   Friedman's Inc.*                                       4,917,375
   266,200   General Nutrition Cos., Inc.*                          7,753,075
   103,000   Hollywood Entertainment Corp.*                         1,345,437
     5,000   Home Centers (DIY) Ltd.*                                  33,750
   400,000   Marks Bros. Jewelers, Inc.*                            5,600,000
   347,100   O'Reilly Automotive, Inc.*                             7,896,525
    34,000   PJ America Inc.*                                         586,500
                                                                 ------------
                                                                   29,727,908
                                                                 ------------
             Telecommunications 7.2%
    96,936   Century Telephone Enterprises, Inc.                    4,265,184
    10,000   Telecomunicacoes Brasileiras S/A-Telebras              1,287,500
    62,200   Telephone and Data Systems, Inc.                       2,799,000
    40,000   United States Cellular Corp.*                          1,475,000
                                                                 ------------
                                                                    9,826,684
                                                                 ------------

                                                             Annual Report 31 --

GROWTH FUND-Schedule of Investments

September 30, 1997


    Number
   of Shares                                                          Value
--------------------------------------------------------------------------------
             Transportation 2.5%
    56,000   AirNet Systems, Inc.*                             $    1,351,000
   165,200   USA Truck, Inc.*                                       1,982,400
                                                               --------------
                                                                    3,333,400
                                                               --------------
             Total Common Stocks (cost $104,425,988)              130,065,846
                                                               --------------


   Principal
    Amount                                                            Value
--------------------------------------------------------------------------------
             WARRANTS 0.0%
             -------------
 $         1 Cherokee, Inc. Series C                                        1
                                                                 ------------

             Total Warrants (cost $6)                                       1
                                                                 ------------
             SHORT-TERM INVESTMENTS 5.4%
             ---------------------------

             (Variable Rate Demand Deposits)

  7,335,407  UMB Bank Money Market Fiduciary, 4.73%                 7,335,407
                                                                 ------------
             Total Short-Term Investments (cost $7,335,407)         7,335,407
                                                                 ------------

             Total Investments (cost $111,761,401) 101.4%         137,401,254


             Liabilities, less Cash and Other Assets (1.4)%        (1,964,063)
                                                                 ------------

             NET ASSETS 100.0%                                   $135,437,191
                                                                 ============


             *Non-income producing
             See notes to financial statements.


-- 32 Annual Report

U.S. TREASURY FUND-Schedule of Investments

September 30, 1997


   Principal
    Amount                                                            Value
--------------------------------------------------------------------------------
             U.S. GOVERNMENT OBLIGATIONS 97.4%
             ---------------------------------
$3,350,000   U.S. Treasury Bond, 6.25%, 8/15/23                  $  3,251,477
 1,300,000   U.S. Treasury Bond, 7.50%, 11/15/24                    1,467,375
 1,905,000   U.S. Treasury Bond, 6.875%, 8/15/25                    2,002,631
 1,100,000   U.S. Treasury Bond, 6.00%, 2/15/26                     1,032,416
   750,000   U.S. Treasury Bond, 6.75%, 8/15/26                       777,742
 1,290,000   U.S. Treasury Bond, 6.50%, 11/15/26                    1,299,185
 1,055,000   U.S. Treasury Bond, 6.625%, 2/15/27                    1,079,824
                                                                 ------------
             Total U.S. Government Obligations (cost $10,378,108)  10,910,650
                                                                 ------------

             SHORT-TERM INVESTMENTS 1.3%
             ---------------------------

             (Variable Rate Demand Deposits)

   152,053   UMB Bank Money Market Fiduciary, 4.73%                   152,053
                                                                 ------------
             Total Short-Term Investments (cost $152,053)             152,053
                                                                 ------------

             Total Investments (cost $10,530,161) 98.7%            11,062,703


             Cash and Other Assets, less Liabilities 1.3%             142,342
                                                                 ------------

             NET ASSETS 100.0%                                   $ 11,205,045
                                                                 ============


             See notes to financial statements.



                                                            Annual Report 33 --

WASATCH FUNDS-Statements of Assets and Liabilities

September 30, 1997

                                                  MID-CAP         MICRO-CAP
                                                   FUND            FUND
-------------------------------------------------------------------------------
Assets:
   Investments, at market value
     Nonaffiliated issuers (cost $58,975,244,
       $115,330,254, $124,624,332, $95,889,802
       and $10,530,161, respectively)           $77,796,859    $143,213,305
     Affiliated issuers (cost $0, $11,190,565,
       $4,772,213, $15,871,599
       and $0, respectively)                             --      14,050,138
   Receivable for investment securities sold             --       1,390,782
   Interest and dividends receivable                 20,080         171,058
   Prepaid expenses and other assets                 19,728          17,672
   Receivable from adviser                               --              --
                                                -----------    ------------
     Total Assets                                77,836,667     158,842,955
                                                -----------    ------------

Liabilities:
   Payable for securities purchased                 500,997         790,268
   Accrued investment advisory fee                   36,121          78,069
   Accrued expenses                                  56,813          67,168
                                                -----------    ------------
     Total Liabilities                              593,931         935,505
                                                -----------    ------------

Net Assets                                      $77,242,736    $157,907,450
                                                ===========    ============
Net Assets Consist of:
   Capital stock                                      3,535          36,837
   Paid-in capital in excess of par              52,454,578     116,065,034
   Undistributed net investment income                   --              --
   Undistributed net realized gain (loss)
     on investments                               5,963,008      11,062,955
   Net unrealized appreciation
     on investments                              18,821,615      30,742,624
                                                -----------    ------------
   Net Assets                                   $77,242,736    $157,907,450
                                                ===========    ============

Capital Stock, $.001 par value:
   Authorized                                   100,000,000     100,000,000
   Issued and outstanding                         3,534,975      36,837,354

NET ASSET VALUE, REDEMPTION PRICE
   AND OFFERING PRICE PER SHARE                      $21.85           $4.29
                                                ===========    ============




See notes to financial statements.

-- 34 Annual Report


      AGGRESSIVE                        U.S.
        EQUITY          GROWTH        TREASURY
         FUND            FUND           FUND
--------------------------------------------------------------------------------
    $183,237,399   $120,990,326     $11,062,703


       6,190,125     16,410,928              --
         434,760             --              --
         375,509        281,411         136,657
          25,131         20,363           7,674
              --             --           6,609
    ------------   ------------     -----------
     190,262,924    137,703,028      11,213,643
    ------------   ------------     -----------


       1,122,838      2,174,596              --
          67,411         40,376           1,447
         107,590         50,865           7,151
    ------------   ------------     -----------
       1,297,839      2,265,837           8,598
    ------------   ------------     -----------

    $188,965,085   $135,437,191     $11,205,045
    ============   ============     ===========


           6,356          6,063             989
     103,633,994     97,509,586      10,241,622
          64,216        159,222         473,945

      25,229,540     12,122,467         (44,053)

      60,030,979     25,639,853         532,542
    ------------   ------------     -----------
    $188,965,085   $135,437,191     $11,205,045
    ============   ============     ===========

     100,000,000    100,000,000     100,000,000
       6,356,637      6,062,835         989,913


          $29.73         $22.34          $11.32
    ============   ============     ===========



                                                           Annual Report 35 --

WASATCH FUNDS-STATEMENTS OF OPERATIONS

For the year ended September 30, 1997


                                                  MID-CAP       MICRO-CAP
                                                   FUND            FUND
--------------------------------------------------------------------------------
Investment Income:
   Interest                                     $    92,556     $   341,707
   Dividends--Nonaffiliated issuers                 137,860         418,556
                                                -----------     -----------
                                                    230,416         760,263
                                                -----------     -----------
Expenses:
   Investment advisory fee                        1,060,550       1,774,510
   Shareholder servicing fees                       283,163         277,319
   Fund administration and accounting fees          128,275         134,081
   Reports to shareholders                           34,136          35,851
   Federal and state registration fees               38,452          26,220
   Custody fees                                      32,886          14,722
   Audit fees                                         9,389           8,602
   Legal fees                                         5,157           4,037
   Directors' fees                                    3,301           2,622
   Other                                             13,204           9,489
                                                -----------     -----------
   Total expenses before reimbursement            1,608,513       2,287,453
   Reimbursement of expenses by adviser            (123,680)        (68,760)
                                                -----------     -----------

   Net expenses                                   1,484,833       2,218,693
                                                -----------     -----------
Net Investment Income (Loss)                     (1,254,417)     (1,458,430)
                                                -----------     -----------
Realized and Unrealized Gain:
   Net realized gain (loss) on investments
     Nonaffiliated                               15,258,686      13,493,997
     Affiliated                                          --        (344,106)
                                                -----------     -----------
                                                 15,258,686      13,149,891

   Change in unrealized appreciation/depreciation
     on investments                               1,592,547      24,309,512
                                                -----------     -----------

   Net gain on investments                       16,851,233      37,459,403
                                                -----------     -----------

NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS                    $15,596,816     $36,000,973
                                                ===========     ===========


See notes to financial statements.


-- 36 Annual Report


      AGGRESSIVE                          U.S.
       EQUITY           GROWTH          TREASURY
        FUND             FUND             FUND
--------------------------------------------------------------------------------
     $   187,663    $   302,625      $  673,024
       1,956,778      1,547,602              --
     -----------    -----------      ----------
       2,144,441      1,850,227         673,024
     -----------    -----------      ----------

       1,934,279        954,694          50,068
         530,759        215,625          22,835
         292,431        144,300          15,186
          75,956         38,672           7,670
          59,246         36,791          16,576
          33,788         10,596           1,155
          14,876         11,346           5,392
          10,460          5,421           1,423
           6,969          2,983             269
          24,049          9,864           1,807
     -----------    -----------      ----------
       2,982,813      1,430,292         122,381
         (81,327)            --         (47,278)
     -----------    -----------      ----------
       2,901,486      1,430,292          75,103
     -----------    -----------      ----------
        (757,045)       419,935         597,921
     -----------    -----------      ----------


      37,193,791     14,559,944          22,912
      (5,680,007)       (38,750)             --
     -----------    -----------      ----------
      31,513,784     14,521,194          22,912

      16,058,451     16,863,575         560,378
     -----------    -----------      ----------

      47,572,235     31,384,769         583,290
     -----------    -----------      ----------

     $46,815,190    $31,804,704      $1,181,211
     ===========    ===========      ==========



                                                             Annual Report 37 --

WASATCH FUNDS-STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED SEPTEMBER 30

                                                        MID-CAP FUND
                                                   1997             1996
--------------------------------------------------------------------------------
Operations:
   Net investment income (loss)               $ (1,254,417)    $ (1,893,457)
   Net realized gain (loss) on
     investments                                15,258,686       (6,760,269)
   Change in unrealized appreciation/
     depreciation on investments                 1,592,547        5,203,852
                                              ------------     ------------
   Net increase (decrease) in net assets
     resulting from operations                  15,596,816       (3,449,874)

Dividends paid from:
   Net realized gains                              (15,375)      (1,324,019)
                                              ------------     ------------
                                                   (15,375)      (1,324,019)

Capital share transactions:
   Shares sold                                  31,875,753      182,179,742
   Shares issued to holders in
     reinvestment of dividends                      15,089        1,239,102
                                              ------------     ------------
                                                31,890,842      183,418,844

   Shares redeemed                             (98,719,877)    (148,760,098)
                                              ------------     ------------
   Net increase (decrease)                     (66,829,035)      34,658,746
                                              ------------     ------------

Total increase (decrease) in net assets        (51,247,594)      29,884,853

Net assets:
   Beginning of period                         128,490,330       98,605,477
                                              ------------     ------------
   End of period                              $ 77,242,736     $128,490,330
                                              ============     ============
   Undistributed net investment income
     included in net assets at end of
     period                                             --               --
                                              ============     ============


See notes to financial statements.

 -- 38 Annual Report

             MICRO-CAP FUND                     AGGRESSIVE EQUITY FUND
        1997              1996                  1997             1996
--------------------------------------------------------------------------------
    $ (1,458,430)     $ (1,003,558)        $   (757,045)    $  (1,849,271)

      13,149,891         5,035,561           31,513,784        10,202,825

      24,309,512         4,725,256           16,058,451       (13,631,797)
    ------------      ------------         ------------      ------------

      36,000,973         8,757,259           46,815,190        (5,278,243)


      (4,659,756)               --          (10,767,566)       (6,568,893)
    ------------      ------------         ------------      ------------
      (4,659,756)               --          (10,767,566)       (6,568,893)


      91,645,382        98,979,879           16,269,246        67,968,096

       4,568,891                --           10,048,278         6,096,326
    ------------      ------------         ------------      ------------
      96,214,273        98,979,879           26,317,524        74,064,422

     (63,651,794)      (39,101,525)        (126,719,050)     (114,209,328)
    ------------      ------------         ------------      ------------
      32,562,479        59,878,354         (100,401,526)      (40,144,906)
    ------------      ------------         ------------      ------------

      63,903,696        68,635,613          (64,353,902)      (51,992,042)


      94,003,754        25,368,141          253,318,987       305,311,029
    ------------      ------------         ------------      ------------
    $157,907,450      $ 94,003,754         $188,965,085      $253,318,987
    ============      ============         ============      ============


              --                --              $64,216                --
    ============      ============         ============      ============



                                                            Annual Report 39 --

WASATCH FUNDS-STATEMENTS OF CHANGES IN NET ASSETS

For the year ended September 30


                                                       GROWTH FUND
                                                  1997              1996
-----------------------------------------------------------------------------
Operations:
   Net investment income                     $     419,935    $     339,182
   Net realized gain on
     investments                                14,521,194        4,300,860
   Change in unrealized appreciation/
     depreciation on investments                16,863,575        2,666,547
                                             -------------    -------------
   Net increase in net assets
     resulting from operations                  31,804,704        7,306,589

Dividends paid from:
   Net investment income                          (342,214)        (190,396)
   Net realized gains                           (6,352,213)      (1,105,143)
                                             -------------    -------------
                                                (6,694,427)      (1,295,539)

Capital share transactions:
   Shares sold                                  68,453,640       97,935,584
   Shares issued to holders in
     reinvestment of dividends                   6,494,354        1,219,162
                                             -------------    -------------
                                                74,947,994       99,154,746

   Shares redeemed                             (68,857,722)     (54,462,619)
                                             -------------    -------------
   Net increase                                  6,090,272       44,692,127
                                             -------------    -------------

Total increase in net assets                    31,200,549       50,703,177

Net assets:
   Beginning of period                         104,236,642       53,533,465
                                             -------------    -------------
   End of period                              $135,437,191     $104,236,642
                                             =============    =============
   Undistributed net investment income
     included in net assets at end of
     period                                       $159,222         $204,038
                                             =============    =============

See notes to financial statements.

 -- 40 Annual Report

             U.S. TREASURY FUND
          1997              1996
   ----------------------------------
   $     597,921       $   290,023

          22,912            19,162

         560,378           (67,058)
   -------------       -----------
       1,181,211           242,127


        (194,393)         (371,160)
              --                --
   -------------       -----------
        (194,393)         (371,160)


       7,961,845         5,609,929

         191,694           359,319
   -------------       -----------
       8,153,539         5,969,248

      (5,362,196)       (2,448,554)
   -------------       -----------
       2,791,343         3,520,694
   -------------       -----------

       3,778,161         3,391,661


       7,426,884         4,035,223
   -------------       -----------
     $11,205,045        $7,426,884
   =============       ===========

        $473,945           $70,417
   =============       ===========




                                                            Annual Report 41 --

MID-CAP FUND-FINANCIAL HIGHLIGHTS

Year ended September 30


                                                   1997           1996             1995              1994           1993
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning
   of period                                  $    17.95     $    18.61     $       11.02     $      10.51     $     9.93

Income (loss) from investment operations:
Net investment income (loss)                       (0.35)         (0.26)            (0.02)           (0.27)         (0.07)
Net realized and unrealized
   gains (losses) on securities                     4.25          (0.21)             7.64             0.78           0.65
Total from investment                         ----------      ---------      -------------     ------------     ----------
   operations                                       3.90          (0.47)             7.62             0.51           0.58

Less distributions:
Distributions from
   capital gains                                      --          (0.19)            (0.03)              --             --
                                               ---------      ---------      ------------      ------------     ----------
Total distributions                                   --          (0.19)            (0.03)              --             --
                                               ---------      ---------      ------------      ------------     ----------

Net asset value,
   end of period                              $    21.85     $    17.95     $       18.61     $      11.02     $    10.51
                                              ==========     ==========     =============     ============     ==========
Total return                                       21.75%         (2.54)%           69.24%            4.85%          5.85%

Supplemental data and ratios:
Net assets, end of period
   (in thousands)                             $   77,243     $  128,490     $      98,605     $      1,091     $    2,451
Ratio of expenses to average
   net assets(1)                                    1.75%          1.75%             1.75%            1.75%          1.74%
Ratio of net income (loss)
   to average net assets(1)                        (1.48)%        (1.27)%           (0.71)%          (1.19)%        (0.86)%
Portfolio turnover rate                              103%           121%               46%             213%           113%
Average commission rate
   paid on portfolio
   investment transactions(2)                 $     0.05      $    0.05               N/A              N/A            N/A

(1) Net of reimbursements by adviser. Absent reimbursement of expenses by adviser, the ratio of expenses to average net assets would be 1.89%, 1.81%, 1.94%, 3.33% and 2.69%, respectively, and the ratio of net income (loss) to average net assets would be (1.62)%, (1.33)%, (0.90)%, (2.76)% and (1.81)%, respectively.

(2) Disclosure required by the Securities and Exchange Commission beginning
    1996.

See notes to financial statements.

-- 42 Annual Report

MICRO-CAP FUND-(FINANCIAL HIGHLIGHTS)

Year ended September 30


                                                                       June 19, 1995(1) through
                                                     1997      1996      September 30, 1995
------------------------------------------------------------------------------------------------
Net asset value, beginning
   of period                                         $3.15     $2.72            $2.00

Income (loss) from investment operations:
Net investment income (loss)                        (0.04)    (0.03)               --
Net realized and unrealized
   gains on securities                                1.36      0.46             0.72
                                                    ------   -------          -------
Total from investment
   operations                                         1.32      0.43             0.72

Less distributions:
Distributions from
   capital gains                                    (0.18)        --               --
                                                    ------   -------          -------
Total distributions                                 (0.18)        --               --
                                                    ------   -------          -------

Net asset value,
   end of period                                     $4.29     $3.15            $2.72
                                                    ======   =======          =======
Total return(2)                                     44.58%    15.81%           36.00%

Supplemental data and ratios:
Net assets, end of period
   (in thousands)                                 $157,907   $94,004          $25,368
Ratio of expenses to average
   net assets(3)                                     2.50%     2.50%            2.50%(4)
Ratio of net income (loss)
   to average net assets(3)                        (1.64)%   (1.53)%          (0.76)%(4)
Portfolio turnover rate                                99%       84%               0%
Average commission rate
   paid on portfolio
   investment transactions(5)                        $0.05     $0.04              N/A

(1)  Commencement of operations.
(2)  Not annualized for periods less than a year.
(3) Net of reimbursements by adviser. Absent reimbursement of expenses by adviser, the ratio of expenses to average net assets would be 2.58%, 2.67% and 3.40%, respectively, and the ratio of net income (loss) to average net assets would be (1.72)%, (1.70)% and (1.66)%, respectively.
(4)  Annualized.
(5)  Disclosure required by the Securities and Exchange Commission beginning
     1996.

See notes to financial statements.

-- 43 Annual Report

AGGRESSIVE EQUITY FUND-(FINANCIAL HIGHLIGHTS)

Year ended September 30


                                                  1997      1996      1995      1994      1993
---------------------------------------------------------------------------------------------------
Net asset value, beginning
   of period                                     $24.17    $25.00    $19.96    $19.75     $15.23

Income (loss) from investment operations:
Net investment income (loss)                     (0.12)    (0.18)    (0.04)    (0.02)     (0.09)
Net realized and unrealized
   gains (losses) on securities                    6.90    (0.11)      6.59      1.33       5.40
                                                -------   ------     ------    ------    -------
Total from investment
   operations                                      6.78    (0.29)      6.55      1.31       5.31

Less distributions:
Distributions from
   capital gains                                 (1.22)    (0.54)    (1.51)    (1.10)     (0.79)
                                                -------   ------     ------    ------    -------
Total distributions                              (1.22)    (0.54)    (1.51)    (1.10)     (0.79)
                                                -------   ------     ------    ------    -------

Net asset value,
   end of period                                 $29.73    $24.17    $25.00    $19.96     $19.75
                                                =======   =======    ======    ======    =======
Total return                                     29.45%   (1.09)%    35.19%     6.85%     35.73%

Supplemental data and ratios:
Net assets, end of period
   (in thousands)                             $ 188,965  $253,319  $305,311   $46,369    $23,293
Ratio of expenses to average
   net assets(1)                                  1.50%     1.50%     1.47%     1.50%      1.50%
Ratio of net income (loss)
   to average net assets(1)                     (0.39)%   (0.65)%   (0.37)%   (0.67)%    (0.77)%
Portfolio turnover rate                             48%       73%       29%       64%        70%
Average commission rate
   paid on portfolio
   investment transactions(2)                     $0.05     $0.05       N/A       N/A        N/A


(1) Net of reimbursements by adviser. Absent reimbursement of expenses by adviser, except for the years ended September 30, 1996 and 1995 where there were no reimbursements, the ratio of expenses to average net assets for the years ended September 30, 1997, September 30, 1994 and September 30, 1993 would be 1.54%, 1.52% and 1.64%, respectively, and the ratio of net income
    (loss) to average net assets would be (0.43)%, (0.69)% and (0.92)%, respectively.
(2) Disclosure required by the Securities and Exchange Commission beginning
    1996.

See notes to financial statements.

Annual Report 45 --

GROWTH FUND-(FINANCIAL HIGHLIGHTS)

Year ended September 30


                                               1997      1996      1995      1994     1993
--------------------------------------------------------------------------------------------------
Net asset value, beginning
   of period                                  $17.57    $15.97    $15.30    $15.68     $13.64

Income (loss) from investment operations:
Net investment income (loss)                    0.08      0.07      0.02     (0.14)     (0.08)
Net realized and unrealized
   gains on securities                          6.07      1.87      4.59      0.71       3.21
                                              ------    ------   -------    ------    -------
Total from investment
   operations                                   6.15      1.94      4.61      0.57       3.13

Less distributions:
Dividends from
   net investment income                       (0.07)    (0.05)       --        --         --
Distributions from
   capital gains                               (1.31)    (0.29)    (3.94)    (0.95)     (1.09)
                                              ------    ------   -------    ------    -------
Total distributions                            (1.38)    (0.34)    (3.94)    (0.95)     (1.09)
                                              ------    ------   -------    ------    -------

Net asset value,
   end of period                              $22.34    $17.57    $15.97    $15.30     $15.68
                                             =======   =======  ========   =======   ========
Total return                                  37.58%    12.39%    39.76%     3.75%     23.57%

Supplemental data and ratios:
Net assets, end of period
   (in thousands)                           $135,437  $104,237   $53,533   $11,219    $17,619
Ratio of expenses to average
   net assets(1)                               1.50%     1.50%     1.50%     1.50%      1.50%
Ratio of net income (loss)
   to average net assets(1)                    0.44%     0.40%     0.29%   (0.51)%    (0.55)%
Portfolio turnover rate                          81%       62%       88%      163%       104%
Average commission rate
   paid on portfolio
   investment transactions(2)                  $0.05     $0.05       N/A       N/A        N/A

(1) Net of reimbursements by adviser. Absent reimbursement of expenses by adviser, except for the year ended September 30, 1997 where there were no reimbursements, the ratio of expenses to average net assets would be 1.51%, 1.58%, 1.64% and 1.61%, respectively, and the ratio of net income (loss) to average net assets would be 0.39%, 0.21%, (0.64)% and (0.66)%, respectively.

(2)  Disclosure required by the Securities and Exchange Commission beginning
     1996.

See notes to financial statements.

                                                            -- 45 Annual Report

U.S. TREASURY FUND-FINANCIAL HIGHLIGHTS

Year ended September 30

                                                    1997      1996      1995      1994       1993
---------------------------------------------------------------------------------------------------
Net asset value, beginning
   of period                                       $10.21    $10.50    $10.09    $10.42     $11.17

Income (loss) from investment operations:
Net investment income                                0.61      0.44      0.56      0.55       0.55
Net realized and unrealized
   gains (losses) on securities                      0.73      0.01      0.44    (0.40)     (0.17)
                                                 -------   -------   -------   -------    -------
Total from investment
   operations                                        1.34      0.45      1.00      0.15       0.38

Less distributions:
Dividends from
   net investment income                           (0.23)    (0.74)    (0.59)    (0.46)     (0.53)
Distributions from
   capital gains                                      --        --        --     (0.02)     (0.60)
                                                 -------   -------   -------   -------    -------
Total distributions                                (0.23)    (0.74)    (0.59)    (0.48)     (1.13)
                                                 -------   -------   -------   -------    -------

Net asset value,
   end of period                                   $11.32    $10.21    $10.50    $10.09     $10.42
                                                 ========  ========  ========  ========   ========
Total return                                       13.23%     4.42%    10.46%     1.51%      3.80%

Supplemental data and ratios:
Net assets, end of period
   (in thousands)                                $ 11,205    $7,427    $4,035    $3,250     $3,748
Ratio of expenses to average
   net assets(1)                                    0.75%     0.93%     1.00%     1.00%      1.00%
Ratio of net income
   to average net assets(1)                         5.97%     5.21%     5.88%     5.15%      4.60%
Portfolio turnover rate                               19%       30%       43%       45%        46%


(1) Net of reimbursements by adviser. Absent reimbursement of expenses by adviser, the ratio of expenses to average net assets would be 1.22%, 1.67%, 1.59%, 1.39% and 1.35%, respectively, and the ratio of net income to average net assets would be 5.50%, 4.47%, 5.29%, 4.76% and 4.24%, respectively.

See notes to financial statements.

-- 46 Annual Report

WASATCH FUNDS-NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 1997



1. ORGANIZATION

   Wasatch Funds, Inc. ("Wasatch Funds"), was incorporated on November 18, 1986 under the laws of the State of Utah and is registered under the Investment Company Act of 1940 as an open-end management investment company. The Mid-Cap, Micro-Cap, and Aggressive Equity Funds are non-diversified portfolios and the Growth and Wasatch-Hoisington U.S. Treasury ("U.S. Treasury") Funds are diversified portfolios of Wasatch Funds. The Aggressive Equity Fund, Growth Fund and Wasatch-Hoisington U.S. Treasury Fund commenced operations on December 6, 1986. The Mid-Cap Fund commenced operations on August 16, 1992 and the Micro-Cap Fund commenced operations on June 19, 1995. The Mid-Cap, Micro-Cap, Aggressive Equity, Growth and U.S. Treasury Funds (the "Funds") have entered into an investment advisory agreement with Wasatch Advisors, Inc. (the "Manager") as investment adviser.


2. SIGNIFICANT ACCOUNTING POLICIES

   The accounting and reporting policies of the Funds conform to generally accepted accounting principles. The following is a summary of the more significant of such policies.

   Valuation of Securities-Securities listed or admitted for trading privileges on the New York Stock Exchange or the American Stock Exchange are valued at the closing price on the exchange on which the security is traded. Securities traded in the over-the-counter market are valued at the last sales price or, if no sales occurred on the valuation date, at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in these securities. Short-term securities are valued at either original cost or amortized cost, both of which approximate current market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Funds.
   Investment in Securities-Security transactions are accounted for on the trade date plus one. Gain or loss from sale of investment securities is computed on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.
   Federal Income Taxes-It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to shareholders.

                                                            Annual Report 47 --

WASATCH FUNDS-NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 1997

   Expenses-The Funds are charged for expenses that are directly attributable to them, such as advisory and custodian fees. Expenses that are not directly attributable to a portfolio are allocated among the portfolios in proportion to their respective net assets.
   Use of Management Estimates-
The preparation of financial statements in conformity with generally accepted accounting principles requires that management make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. The reported amounts of revenues and expenses during the reporting period may also be affected by the estimates and assumptions Management is required to make. Actual results may differ from those estimates.

3. DISTRIBUTIONS

   Dividends from net investment income are declared and paid annually. Distributions of net realized gains, if any, will be declared at least annually. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. To the extent these book and tax differences are permanent in nature, such amounts are reclassified among paid-in capital in excess of par value, undistributed net investment income and undistributed net realized gain (loss) on investments. Accordingly, at September 30, 1997, reclassifications were recorded to increase/(decrease) undistributed net investment income by $1,254,417, $1,458,430, $821,261 and ($122,537) and increase/(decrease) undistributed net realized gain on investments by ($1,254,417), ($1,458,430), ($821,261) and
$122,537, for the Mid-Cap, Micro-Cap, Aggressive Equity and Growth Funds, respectively.

4. CAPITAL STOCK

   Transactions in shares of capital stock were as follows:


                                                      Year ended September 30, 1997
                                                                   Aggresive                           U.S.
                                   Mid-Cap        Micro-Cap        Equity          Growth            Treasury
                                    Fund            Fund            Fund            Fund               Fund
-----------------------------------------------------------------------------------------------------------------
Shares sold                       1,705,312        24,986,962         661,672       3,579,929          747,986
Dividends
 reinvested                             817         1,548,777         430,518         385,650           18,067
Shares redeemed                  (5,329,545)      (19,517,552)     (5,215,254)     (3,836,178)        (503,742)
                                -----------       -----------      ----------      ----------        ---------
Net increase (decrease)          (3,623,416)        7,020,187      (4,123,064)        129,401          262,311
                                ===========       ===========      ==========      ==========        =========


-- 48 Annual Report

WASATCH FUNDS-NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 1997



                                                      Year  ended September 30, 1996
                                                             Aggressive                       U.S.
                                   Mid-Cap    Micro-Cap        Equity        Growth         Treasury
                                    Fund        Fund            Fund          Fund            Fund
                                ----------------------------------------------------------------------
   Shares sold                   10,158,198   33,670,987      2,799,772     5,814,862        547,955
   Dividends
    reinvested                       68,459           --        257,555        76,725         35,305
   Shares redeemed               (8,365,863) (13,187,618)    (4,789,910)   (3,309,665)      (239,816)
                                -----------  -----------    -----------   -----------     ----------
   Net increase (decrease)        1,860,794   20,483,369     (1,732,583)    2,581,922        343,444
                                ===========  ===========    ===========    ==========     ==========


5. PURCHASES AND SALES OF SECURITIES


   Purchases and sales of investment securities, excluding U.S. government and short-term securities, for the year ended September 30, 1997 are summarized below:


                                                     Aggressive                        U.S.
                     Mid-Cap         Micro-Cap         Equity            Growth      Treasury
                      Fund             Fund             Fund              Fund         Fund
----------------------------------------------------------------------------------------------
   Purchases        $ 85,574,890    $89,419,956     $ 92,339,437      $75,633,650        --
   Sales             157,018,022     82,694,449      198,438,724       74,168,348        --

   The only purchases and sales of U.S. government securities occurred in the U.S. Treasury Fund and were $5,029,751 and $1,769,531, respectively. Net gain or loss on securities sold is determined on the identified cost basis which is the same as that used for federal income tax reporting. The U.S. Treasury Fund's basis in investments is the same for income tax and financial reporting purposes. The Mid-Cap, Micro-Cap, Aggressive Equity, and Growth Funds' tax basis in their investments is $59,008,133, $126,760,210, $130,209,609 and
$112,017,155, respectively. At September 30, 1997, the U.S. Treasury Fund had an accumulated net realized capital loss carryover of $8,270 and $35,783 expiring in 2002 and 2003, respectively. To the extent the U.S. Treasury Fund realizes future net capital gains, taxable distributions to its shareholders will be offset by any unused capital loss carryover. For the year ended September 30, 1997, 8.4%, 0.4%, 2.1% and 3.8% of dividends from taxable income, including short-term capital gains, for the Mid-Cap, Micro-Cap, Aggressive Equity and Growth Funds, respectively, qualify for the dividends received deduction available to corporate shareholders.


                                                             ANNUAL REPORT 49 --

WASATCH FUNDS-NOTES TO FINACIAL STATEMENTS

September 30, 1997

   As of September 30, 1997, gross unrealized appreciation and (depreciation) for federal income tax purposes were as follows:

                                                        Aggressive                       U.S.
                             Mid-Cap       Micro-Cap      Equity          Growth       Treasury
                              Fund           Fund          Fund            Fund          Fund
                         ------------------------------------------------------------------------
   Unrealized
    appreciation          $19,950,231    $34,934,568    $63,038,955     $28,876,389     $532,542
   Unrealized
     depreciation          (1,161,505)    (4,431,335)    (4,208,540)     (3,492,290)          --
   Net unrealized
     appreciation
     (depreciation)       $18,788,726    $30,503,233    $58,830,415     $25,384,099     $532,542



6. INVESTMENT ADVISORY
   The investment policies of the Funds and the management of the Funds' portfolios are administered by the Manager. The Manager paid for the Funds' office space, facilities and certain business equipment in addition to those provided by the Funds' custodian, administrator and transfer agent. The Manager also compensates all officers and directors of the Funds, provided such persons are also employees of the Manager or its affiliates. For the year ended September 30, 1997, management fees for the Mid-Cap, Micro-Cap, Aggressive Equity, Growth and U.S. Treasury Funds were 1.25%, 2.0%, 1.0%, 1.0% and 0.5% of the daily net assets of each portfolio, respectively. The Manager has voluntarily agreed to limit the expenses of the Mid-Cap, Micro-Cap, Aggressive Equity, Growth and U.S. Treasury Funds to 1.75%, 2.50%, 1.50%, 1.50% and 0.75% of average net assets computed on a daily basis, respectively. For the year ended September 30, 1997, the Manager reimbursed $123,680 for the Mid-Cap Fund, $68,760 for the Micro-Cap Fund, $81,327 for the Aggressive Equity Fund and $47,278 for the U.S. Treasury Fund.


7. TRANSACTIONS WITH AFFILIATES

   The following is an analysis of transactions for the year ended September 30, 1997 in the Micro-Cap, Aggressive Equity and Growth Funds with "affiliated companies" as defined by the Investment Company Act of 1940:



-- 50 ANNUAL REPORT

WASATCH FUNDS-NOTES TO FINANCIAL STATEMENTS

September 30, 1997


                                          MICRO-CAP FUND

                                                                                             Amount of
                                                                             Amount of       Gain (Loss)
                                                                             Dividends         Realized
                                                 Share Activity              Credited           on Sale
                           ----------------------------------------------    to Income        of Shares
                            Balance                                Balance   in Fiscal        in Fiscal
   Security Name            9/30/96         Purchases    Sales     9/30/97    1997              1997
----------------------------------------------------------------------------------------------------------------
   First Cash, Inc.              --           520,000        --     520,000         --              --
   National Dentex
    Corp.                   216,950            51,900        --     268,850         --              --
   Successories Inc.        346,000            37,000   261,100     121,900*        --       $(344,106)
   Travis Boats
    & Motors, Inc.               --           208,200        --     208,200         --              --



                                        AGGRESSIVE EQUITY FUND
                                                                                             Amount of
                                                                             Amount of       Gain (Loss)
                                                                             Dividends        Realized
                                           Share Activity                     Credited        on Sale
                              -------------------------------------------    to Income       of Shares
                            Balance                                Balance   in Fiscal       in Fiscal
   Security Name            9/30/96         Purchases    Sales     9/30/97        1997            1997
--------------------------------------------------------------------------------------------------------
   Active Voice Corp.       260,900           5,000     265,900          --         --        $(1,255,827)
   National Dentex
    Corp.                   228,000          63,300          --     291,300         --                --
   Thompson PBE, Inc.       660,950              --     639,600      21,350*        --         (4,424,180)







                                                            GROWTH FUND


                                                                             Amount of     Gain (Loss)
                                                                             Dividends      Realized
                                                                              Credited       on Sale
                                                     Share Activity          to Income      of Shares
                            Balance                                Balance   in Fiscal     in Fiscal
   Security Name            9/30/96         Purchases   Sales      9/30/97      1997          1997
---------------------------------------------------------------------------------------------------------------------------
   First Cash, Inc.              --           300,000       --      300,000         --              --
   Home Health Corp.
    of America                   --           475,606       --      475,606         --              --
   National Dentex
    Corp.                   126,700            60,300       --      187,000         --              --
   Thompson PBE, Inc.       240,000           477,600   10,000      707,600         --        $(38,750)


* No longer an affiliated company as of September 30, 1997.


                                                             Annual Report 51 --

WASATCH FUNDS-REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

The Shareholders and
Board of Directors of
Wasatch Funds, Inc.:

We have audited the accompanying statements of assets and liabilities of Wasatch Funds, Inc. (a Utah corporation, which includes the Wasatch Mid-Cap Fund, Wasatch Micro-Cap Fund, Wasatch Aggressive Equity Fund, Wasatch Growth Fund and Wasatch-Hoisington U.S. Treasury Fund), including the schedules of investments, as of September 30, 1997, and the related statements of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1997, by correspondence with the custodians and brokers. As to securities purchased but not received, we requested confirmation from brokers and, when replies were not received, we carried out other alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Wasatch Funds, Inc. as of September 30, 1997, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.



Arthur Andersen LLP

Arthur Andersen LLP

Milwaukee, Wisconsin
October 24, 1997


-- 52 ANNUAL REPORT

GUIDE TO UNDERSTANDING FINANCIAL STATEMENTS

    Wasatch Funds provides reports to shareholders twice a year. The Annual Report is for the Funds' fiscal year which ends September 30th. The Semi-Annual Report is for the six months ending March 31st. These reports provide shareholders with important information that will help them evaluate the management and performance of their investment. It is the desire of Wasatch Funds to help shareholders stay in tune with their investments. If you have any questions about the information in this report, a Shareholder Services Representative will be happy to assist you when you call 1 (800) 551-1700.


SCHEDULE OF INVESTMENTS

   The holdings of each Wasatch Fund are detailed in the "Schedule of Investments." This section of the report provides a snapshot of the securities each Fund was invested in on the last day of the reporting period. The Wasatch equity funds invest primarily in Common Stocks of companies which are categorized under a variety of industries and will typically have only minor holdings in Short-Term Investments. The Wasatch fixed income fund invests primarily in U.S. Treasury Securities.


STATEMENTS OF ASSETS AND LIABILITIES

   These financial statements show the Assets and Liabilities of a Fund on the last day of the reporting period. A Fund's Assets include the value of securities owned, amounts receivable for shareholder subscriptions (purchases of Fund shares), securities sold, interest and dividends, prepaid expenses and reimbursements by the Adviser. Liabilities are amounts owed for shareholder redemptions, securities purchased, investment advisory fees and other expenses. Totaling up the assets and subtracting the liabilities results in a Fund's Net Assets.
   Net Assets consist of capital stock, paid-in capital in excess of par, undistributed net investment income, undistributed net realized gain or loss on investments and net unrealized appreciation or depreciation on investments. Capital stock is stock authorized by a company's charter and having par value, stated value or no par value. Par value is set by the company issuing the shares and has no relation to Net Asset Value. The par value of one share of each Wasatch Fund is $.001. Paid-in capital in excess of par is capital received from shareholders in exchange for Fund shares that exceeds the par value of the shares. For example, if you bought one share of a Fund for $10, $.001 would show as "Capital stock" on the books of the Fund, and $9.999 would be accounted for under "Paid-in capital in excess of par." Undistributed net investment income is the amount of net investment income earned by a Fund since inception that has not been paid to shareholders as a dividend. Undistributed net realized gain
(loss) on investments is the amount of net realized gains or losses generated by a Fund since inception that have not been distributed to shareholders in the form of a capital gains distribution. A gain or loss is realized when a security is sold by a Fund. Net unrealized appreciation (depreciation) on investments is the change in value from the purchase price of securities a Fund continues to hold.
   The number of shares a Fund is Authorized to sell can be found under Capital Stock, $.001 par value. How many of those shares are owned by

                                                            ANNUAL REPORT 53 --

GUIDE TO UNDERSTANDING FINANCIAL STATEMENTS

shareholders is indicated as Issued and outstanding.
   Net Asset Value (NAV) shows the value of one outstanding share of a Fund on the date of the report. A Fund's share price (NAV) is calculated by dividing the value of all securities and other assets owned by a Fund, less the liabilities charged to that Fund, by the number of Fund shares outstanding. The NAV is calculated at the close of business of the New York Stock Exchange on each day the Exchange is open for trading. Please see the current Wasatch Funds Prospectus for more information about how NAVs are calculated. Information about how the NAV is affected by a Fund's operation can be found in this section under "Financial Highlights" on page 55.


STATEMENTS OF OPERATIONS

   Statements of Operations show investment income and expenses for each Fund as well as realized gains or losses from securities sold and the change in unrealized appreciation or depreciation in the value of a Fund's current holdings for a specific period of time.
   Investment Income shows Interest and Dividends earned from interest-bearing and dividend-paying securities in a Fund's portfolio.
   Expenses show the various fees and expenses paid out of a Fund's assets such as the fee paid to Wasatch Advisors, the Funds' investment adviser. Additional fees include shareholder servicing, fund administration and accounting, custody of fund assets, federal and state registration, legal counsel, auditing and directors' fees. The Funds also bear the cost of printing and mailing statements, prospectuses, annual reports and semi-annual reports to shareholders.
   Net Investment Income (Loss) is the amount of dividends and interest income earned on securities held by a Fund, less the Fund's expenses.
   Net realized gain (loss) on investments is the net gain or loss on securities a Fund has sold. Change in unrealized appreciation/depreciation on investments is the change in value of securities a Fund continues to hold.
   Net gain (loss) on investments is the result of changes in market value of securities sold and securities held by a Fund.

STATEMENTS OF CHANGES IN NET ASSETS

   Net Assets are a Fund's remaining assets after taking into consideration any liabilities. Statements of Changes in Net Assets show the increase or decrease in a Fund's net assets during the reporting period. Investment operations, dividends and capital share transactions affect a Fund's net assets. Operations is a summary of the Statements of Operations. It includes investment income or loss, net realized gain or loss on a Fund's investments as well as the change in unrealized appreciation or depreciation in the value of a Fund's investments.
   Dividends are distributed by Wasatch Funds to shareholders when Fund investments have earned income in excess of net expenses or when capital gains in excess of capital losses are realized from the sale of securities. Most shareholders choose to reinvest their dividends and capital gains distributions. Each Fund is required by Internal Revenue Service (IRS) regulations to distribute substantially all of its net investment income and capital gains

-- 54 Annual Report

GUIDE TO UNDERSTANDING FINANCIAL STATEMENTS

to shareholders in order to retain its status as a "regulated investment company."
   Capital share transactions are any transactions involving shares of a Fund, including the selling of Fund shares, shares issued by a Fund to shareholders for the reinvestment of dividends and share redemptions.


FINANCIAL HIGHLIGHTS

   The Financial Highlights tables contain important historical operating information that you may find useful in making decisions or understanding the performance of your Wasatch Funds investment.
   Net Asset Value (NAV) is defined in this section under "Statements of Assets and Liabilities" on page 54. The difference between the Net asset value, beginning of period and the Net asset value, end of period in the Financial Highlights tables is the change in value of a Fund's shares over the reporting period, but not its total return.
   Income (loss) from investment operations shows how the NAV was affected by a Fund's operations on a per share basis. Net investment income (loss) is the per share amount of dividends and interest income earned on securities held by a Fund, less the Fund's expenses. Net realized and unrealized gains (losses) on securities is the per share increase or decrease in value of the securities a Fund holds and has sold during the reporting period. Gains or (losses) are realized when securities are sold. Gains or (losses) are unrealized when securities increase or decrease in value but are not sold.
   Distributions are the per share amount that a Fund paid to shareholders from net investment income and net realized gains.
   Total return is the percentage increase or decrease in the value of an investment over a stated period of time. A total return percentage includes both changes in unrealized and realized gains and income. For the purposes of calculating total return, it is assumed that dividends and distributions are reinvested at the NAV on the day of the distribution. A FUND'S TOTAL RETURN CANNOT BE COMPUTED DIRECTLY FROM THE FINANCIAL HIGHLIGHTS TABLES.
   Supplemental data and ratios are provided to help you better understand your investment. Net assets, end of period, are the net assets of a Fund on the reporting date. Ratio of expenses to average net assets is the total of a Fund's operating expenses divided by its average net assets for the stated period. Ratio of net income (loss) to average net assets is a Fund's net investment income (loss) divided by its average net assets for the stated period. Portfolio turnover rate is a measure of the annual amount of a Fund's buying and selling activity. It is computed by dividing total purchases or sales, whichever is less, by the average monthly market value of a Fund's portfolio securities. This calculation does not include securities held by any Fund with a maturity date of less than 12 months. Average commission rate paid on portfolio investment transactions is the average commission rate per share. This number is arrived at by taking the agency commissions paid on equity securities trades (excluding initial public offerings (IPOs), secondary offerings and principal trade amounts) and dividing by the number of shares purchased. Disclosure of commission rates is required under revised SEC requirements.

                                                            ANNUAL REPORT 55 --

NOTES

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-- 56 Annual Report

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                                                             Annual Report 57 --

NOTES

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-- 58 Annual Report